UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3916

Name of Registrant:	Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2005 - July 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Energy Fund

July 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
6	ADVISOR'S REPORT
8	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
12	FINANCIAL STATEMENTS
23	ABOUT YOUR FUND'S EXPENSES
24	ADVISORY ARRANGEMENTS

SUMMARY

•	Vanguard Energy Fund returned more than 28% in the six months ended July 31, 2005, outpacing both its unmanaged benchmark index and the average peer fund.

•	Oil prices continued their ascent on the strength of heightened worldwide demand, which led to broad-based gains for energy stocks in the half-year.

•	The fund earned strong returns from its holdings in the “other energy” category, which includes companies that provide services such as exploration and geographical research. Global oil giants climbed as well.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

Oil prices rose above $60 a barrel during the six months ended July 31, 2005, and the continued high demand for energy worldwide helped drive Vanguard Energy Fund to impressive gains of 28.7% for Investor Shares and 28.8% for Admiral Shares. The fund’s returns surpassed those of both its primary performance benchmark and its peer group by more than 5 percentage points.

Total Returns	Six Months Ended July 31, 2005
Vanguard Energy Fund
Investor Shares	28.7%
Admiral Shares	28.8
S&P Energy Sector Index	23.5
Average Natural Resources Fund*	23.4
Dow Jones Wilshire 5000 Index	7.1

*Derived from data provided by Lipper Inc.

The adjacent table presents your fund’s returns along with those of its benchmark index, the average peer fund, and, for comparison, an index of the broad U.S. stock market. The table on page 5 provides details of the fund’s starting and ending net asset values, as well as its distributions for the period.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during the early spring, but then seemed to follow the thermometer upward in May, June, and July. The broad market gained about 7% during the period.

For the first half of the period, investors remained cautious, even as the U.S. economy drummed out good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, in investors’ eyes, by skepticism that economic growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape.

Returns were similar for growth and value stocks. Small- and mid-capitalization stocks outperformed larger companies during the half-year, continuing recent trends. International stocks outperformed their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates continued steadily upward, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed’s efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply across the maturity spectrum—a signal that inflation fears may have started to trouble bond investors.

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, gained a modest 0.9% during the six months.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*
Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3

Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized.

The Fed raised the target federal funds rate by one percentage point in four equal steps, leaving it at 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the half-year at 3.39%. The yield of the 10-year Treasury note finished at 4.28%, an increase of 15 basis points (0.15 percentage point) over the six months. The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

ENERGY DEMAND HELPED THE FUND ACHIEVE STRONG RESULTS

The broad stock market's gain of roughly 7% for the six months, while quite respectable, was eclipsed by the returns for energy-related investments--especially your fund. Global trends boosted both the Standard & Poor's Energy Sector Index and the average natural-resources fund to gains of more than 23%. Excellent stock selections by the investment advisors lifted Vanguard Energy Fund even higher, to a return above 28%.

The overall energy sector benefited from continued strong demand for oil and other fuels worldwide, particularly from rapidly developing countries such as China and India. Energy prices were also boosted by a combination of other influences, such as conflict in the Mideast, the terrorism threat, and capacity issues in U.S. refineries and supply lines. The price of West Texas Intermediate crude oil, an industry benchmark, rose from about $48 a barrel at the start of the period to above $60 a barrel by the end. The price peaked at $62 in mid-July, a new record. Prices for refined energy products, such as heating oil and natural gas, also exhibited volatility.

Annualized Expense Ratios:* Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Natural Resources Fund
Energy Fund	0.31%	0.25%	1.59%

*Fund expense ratios reflect the six months ended July 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The Energy Fund’s strongest performers were stocks in the “other energy” category, which includes companies that provide exploration, geological services, and equipment for oil extraction and production. The fortunes of these businesses closely correlate with energy prices, a plus in the current marketplace. Among the leading performers were Canadian Natural Resources, Valero Energy, and Peabody Energy. Stock selection played an integral part, as the fund’s selections significantly outpaced those of the sector as a whole.

The fund also profited from its sizable investments in the multinational conglomerates that make up the integrated oils sector. (Indeed, the top five holdings as of July 31 were integrated oils and accounted for a bit more than 20% of the fund’s assets.) Among the leading contributors were ConocoPhillips and Marathon Oil. These companies, by virtue of their size and control of businesses at each stage from production through consumer marketing, have managed to profit from strong prices for both crude oil and downstream products. None of the fund’s holdings in this sector had a negative return for the six-month period.

Buoyed by continued high demand and rising energy prices, the majority of the fund’s holdings turned in outstanding results. Several excellent stock selections also helped drive the fund’s success in the period.

VANGUARD ADDED AS A SECOND ADVISOR FOR THE FUND

As you likely recall, we closed the Energy Fund to new investors on December 9, 2004, in an effort to stem what we perceived as an influx of short-term speculative investments. On June 6, Vanguard’s Quantitative Equity Group began managing a portion of the fund’s assets. The fund reopened to new investors the next day. We expect this move to bring further diversity of thought to the advisory team. Vanguard uses a quantitative approach to stock selection for the fund, while Wellington Management Company—which remains the lead advisor—continues to employ its traditional selection strategy. Wellington Management, as the fund’s lone advisor for more than 21 years, has navigated the volatile energy sector with great skill, and has posted excellent long-term results for shareholders.

A MESSAGE OF MODERATION

As we have counseled through the years, choosing and sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your circumstances can be a critical determinant of your portfolio’s long-term success. It is important that you remain confident in the choices you make and stand fast in the face of short-term adversity, resisting the temptation to change course.

Although the performance of the Energy Fund has been impressive in recent periods, I caution you to resist any temptation to view this success as a sign to increase your portfolio’s allocation to the fund. A fund that focuses on a single sector is rarely appropriate as anything but a small portion of a diversified stock portfolio. For investors seeking to enhance their balanced program with a specialized, sector-specific fund, however, Vanguard Energy Fund offers talented investment management at an extremely low cost.

Thank you for your continued confidence in Vanguard.

Sincerely,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
AUGUST 10, 2005

Your Fund's Performance at a Glance		January 31, 2005-July 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Energy Fund
Investor Shares	$40.85	$52.44	$0.000	$0.134
Admiral Shares	76.71	98.49	0.000	0.252

ADVISOR’S REPORT

The Investor Shares of Vanguard Energy Fund posted a 28.7% return for the six months ended July 31, 2005. The average natural resources fund rose 23.4%, the S&P Energy Sector Index rose 23.5%, and the broad stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 7.1%.

Please note that the following comments refer only to the portion of the fund’s assets overseen by Wellington Management Company. Vanguard joined the fund’s management team as a second investment advisor in June.

THE INVESTMENT ENVIRONMENT

The environment for energy investing was very positive over the six months. Concerns about a lack of both spare capacity and demonstrated supply growth continued to lead commodity prices higher. Oil prices continued to climb, exceeding $60 per barrel as the period ended. Natural gas prices also were strong, approaching $9 per thousand cubic feet at the end of July. Energy companies have been generating record cash flow, resulting in meaningful share buybacks and dividend increases while also allowing for stronger balance sheets.

Investment Philosophy
This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.

OUR SUCCESSES

Nearly every stock in the portfolio made a meaningful positive contribution. Among the best: Canadian producers Canadian Natural Resources and EnCana; U.S.-based coal miners Peabody and CONSOL Energy; and a number of domestic oil-related firms, including Marathon Oil and Occidental Petroleum, refiners Valero Energy and Premcor, and producers Burlington Resources and EOG Resources.

OUR SHORTFALLS

Few stocks had negative returns over the last six months. The weak performers were generally weak only in a relative sense. Most of the worst relative performers were companies with the lowest operating and financial leverage, including long-term holdings ExxonMobil and BP. Other weak performers included Sinopec (China Petroleum & Chemical), a Chinese integrated oil company, and OAO Gazprom, a Russian natural gas producer, both of which are relatively insensitive to marginal increases in energy prices.

THE FUND’S POSITIONING

The fund continues to emphasize good long-term total-return opportunities in various energy subsectors, among them international oils, foreign integrated oils, North American producers, and companies in the oil services and equipment, transmission and distribution, and refining and marketing businesses. Over the six months ended July 31, we raised our weightings of domestic producers and oil-well equipment and services stocks. We have reduced our weightings of domestic integrated oils and foreign producers.

We did not make any additions to our portion of the portfolio during the period. However, we did eliminate a few holdings, including Kerr-McGee, sold to fund positions with better relative valuations; CNOOC, sold because of relative valuation concerns; Ashland, sold on news of the company’s sale of its refining and marketing interests to Marathon Oil; and El Paso, eliminated because of its weak relative valuation.

Karl E. Bandtel, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP
AUGUST 15, 2005

FUND PROFILE
As of 7/31/2005	As of 7/31/2005 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 10.

ENERGY FUND
Portfolio Characteristics
	Fund	Broad Index*
Number of Stocks	108	4,939
Median Market Cap	$26.6B	$25.9B
Price/Earnings Ratio	14.6x	22.1x
Price/Book Ratio	3.1x	2.9x
Yield		1.6%
Investor Shares	1.4%
Admiral Shares	1.4%
Return on Equity	20.3%	18.1%
Earnings Growth Rate	19.4%	9.6%
Foreign Holdings	43.9%	1.1%
Turnover Rate	8%**	—
Expense Ratio		—
Investor Shares	0.31%**
Admiral Shares	0.25%**
Short-Term Reserves	9%	—

Volatility Measures
	Fund	Broad Index*
R-Squared	0.20	1.00
Beta	0.54	1.00

Sector Diversification (% of portfolio)
Coal	5%
Energy Miscellaneous	3
International	40
Machinery—Oil Well Equipment & Services	8
Offshore Drilling	4
Oil—Crude Producers	10
Oil—Integrated Domestic	6
Oil—Integrated International	13
Utilities—Gas Pipelines	2

Short-Term Reserves	9%

Percentages in table exclude futures and currency contracts held by the fund.

*Dow Jones Wilshire 5000 Index.
**Annualized.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

Ten Largest Holdings (% of total net assets)
ExxonMobil Corp.	6.1%
Total SA	4.1
Royal Dutch Shell PLC	3.9
Chevron Corp.	3.7
BP PLC	3.5
ConocoPhillips Co.	3.3
ENI SpA	3.0
BHP Billiton Ltd.	2.8
Schlumberger Ltd.	2.4
Valero Energy Corp.	2.3

Top Ten	35.1%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Country Diversification (% of portfolio)
United States	52%
Canada	11
United Kingdom	10
France	4
Italy	3
Norway	3
Australia	2
Russia	1
Brazil	1
Spain	1
South Africa	1
China	1
Netherlands	1

Short-Term Reserves	9%

Percentages in table exclude futures and currency contracts held by the fund.

     Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY
As of 7/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

ENERGY FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

*Six months ended July 31, 2005.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Energy Fund*
Investor Shares	5/23/1984	45.84%	19.90%	15.48%	1.68%	17.16%
Admiral Shares	11/12/2001	45.94	25.71**	—	—	—

*Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year. **Return since inception.

As of 7/31/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund’s designated industry; international securities, if signifi-cant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Energy Fund	Shares	Market Value^ (000)
COMMON STOCKS (91.8%) (1)
UNITED STATES (51.5%)
Coal (4.9%)
Peabody Energy Corp.	2,572,200	$ 169,096
CONSOL Energy, Inc.	2,095,100	141,126
Arch Coal, Inc.	1,033,300	58,815

		369,037

Energy Miscellaneous (3.4%)
Valero Energy Corp.	2,111,900	174,823
Sunoco, Inc.	628,200	78,984
Tesoro Petroleum Corp.	29,700	1,432

		255,239

Machinery—Oil Well Equipment & Services (8.1%)
Schlumberger Ltd.	2,164,300	181,238
Halliburton Co.	2,295,900	128,685
Baker Hughes, Inc.	2,151,300	121,635
* Weatherford International Ltd.	1,518,900	96,116
* Nabors Industries, Inc.	979,800	64,128
Rowan Cos., Inc.	430,400	14,702
* Pride International, Inc.	161,300	4,197
Noble Corp.	34,900	2,345
Patterson-UTI Energy, Inc.	54,600	1,793
* Cooper Cameron Corp.	21,700	1,540
BJ Services Co.	19,800	1,208

		617,587

Offshore Drilling (4.0%)
* Transocean Inc.	2,865,400	161,695
GlobalSantaFe Corp.	3,162,400	142,276
ENSCO International, Inc.	69,400	2,802

		306,773

Oil—Crude Producers (10.2%)
Burlington Resources, Inc.	2,142,000	137,324
Premcor, Inc.	1,274,400	97,670
Noble Energy, Inc.	1,154,000	95,217
EOG Resources, Inc.	1,539,200	94,045
Anadarko Petroleum Corp.	964,300	85,196
Devon Energy Corp.	1,342,000	75,273

Energy Fund	Shares	Market Value^ (000)
* Newfield Exploration Co.	1,515,300	$64,385
Cabot Oil & Gas Corp.	1,431,300	57,996
XTO Energy, Inc.	1,413,100	49,586
Apache Corp.	89,000	6,088
Kerr-McGee Corp.	61,100	4,901
Chesapeake Energy Corp.	76,600	2,000
* Cimarex Energy Co.	35,200	1,476
* Forest Oil Corp.	29,100	1,302
Resource America, Inc.	28,170	510

		772,969

Oil—Integrated Domestic (5.9%)
ConocoPhillips Co.	4,033,260	252,442
Occidental Petroleum Corp.	1,489,700	122,573
Amerada Hess Corp.	582,400	68,642
Murphy Oil Corp.	43,300	2,297

		445,954

Oil—Integrated International (13.3%)
ExxonMobil Corp.	7,813,200	459,026
Chevron Corp.	4,831,500	280,275
Marathon Oil Corp.	2,351,500	137,234
Unocal Corp.	2,003,400	129,920

		1,006,455

Utilities—Gas Pipelines (1.7%)
Equitable Resources, Inc.	1,344,400	95,520
Williams Cos., Inc.	1,355,400	28,789
El Paso Corp.	179,300	2,152

		126,461

TOTAL UNITED STATES		3,900,475

INTERNATIONAL (40.3%)

Argentina (0.1%)
Tenaris SA ADR	36,904	3,464
* Petrobras Energia
Participaciones SA ADR	84,882	1,162

		4,626

Australia (2.9%)
BHP Billiton Ltd. ADR	7,265,500	215,204
Santos Ltd.	402,500	3,286

		218,490

Brazil (1.3%)
Petrol Brasil ADR	1,820,429	95,700
Petroleo Brasileiro SA Pfd.	58,000	2,644
Petrol Brasil Series A ADR	35,328	1,615
Petroleo Brasileiro SA	26,900	1,413

		101,372

Canada (11.2%)
* Canadian Natural
Resources Ltd.
(New York Shares)	3,830,002	159,251
EnCana Corp.
(New York Shares)	3,107,107	128,479
* Suncor Energy, Inc.
(New York Shares)	2,415,483	118,117
Shell Canada Ltd.	3,134,100	91,598
* Western Oil Sands Inc.	3,715,635	86,378
Talisman Energy, Inc.	1,925,686	84,335
* Petro-Canada
(New York Shares)	1,097,407	78,827
Canadian Oil Sands Trust	844,235	71,618
EnCana Corp.	119,400	4,915
* Suncor Energy, Inc.	78,700	3,849
* Precision Drilling Corp.	86,400	3,652
* Canadian Natural
Resources Ltd.	84,600	3,519
* Enbridge Inc.	114,200	3,288
* Petro-Canada	39,500	2,836
TransCanada Corp.	79,700	2,184
Imperial Oil Ltd.	24,900	2,121
* Nexen Inc.	36,900	1,366
* Cameco Corp.
(New York Shares)	22,100	1,036
* Precision Drilling Corp.
(New York Shares)	15,543	654
Imperial Oil Ltd
(New York Shares)	5,599	477
* Cameco Corp.	7,000	329
Talisman Energy, Inc.
(New York Shares)	6,904	301
* Nexen, Inc. (New York Shares)	6,400	238

		849,368

China (0.7%)
China Petroleum and
Chemical Corp. ADR	1,068,500	46,384
PetroChina Co. Ltd.	6,504,000	5,805
China Petroleum &
Chemical Corp.	10,852,000	4,730
CNOOC Ltd.	2,086,000	1,449
Yanzhou Coal Mining Co. Ltd.
H Shares	1,436,000	1,167

		59,535

France (4.1%)
Total SA ADR	2,400,789	300,099
Total SA	36,700	9,194

		309,293

India (0.1%)
* (2) Oil & Natural Gas Corp., Ltd.
Warrants Exp. 6/30/2006	234,300	5,062

Italy (3.0%)
ENI SpA ADR	1,517,700	214,603
ENI SpA	454,700	12,905

		227,508

Energy Fund	Shares	Market Value^ (000)
Netherlands (0.5%)
Fugro NV	1,394,300	$ 37,838

Norway (3.0%)
Statoil ASA ADR	5,504,800	119,509
Norsk Hydro AS ADR	1,012,000	95,877
* Stolt Offshore SA	354,900	4,087
Norsk Hydro ASA	41,200	3,903
Statoil ASA	146,600	3,187

		226,563

Russia (1.7%)
* OAO Lukoil Holding
Sponsored ADR	1,632,800	67,516
* OAO Gazprom-Sponsored ADR	1,035,329	41,413
Surgutneftegaz ADR	459,300	18,758

		127,687

South Africa (0.8%)
Sasol Ltd. Sponsored ADR	1,798,600	54,138
Sasol Ltd.	122,500	3,668

		57,806

Spain (1.0%)
Repsol YPF SA ADR	2,584,900	72,041
Repsol YPF SA	147,300	4,121

		76,162

United Kingdom (9.9%)
BP PLC ADR	3,785,169	249,367
BG Group PLC	19,287,300	159,599
* Royal Dutch Shell PLC ADR
Class B	2,398,426	152,708
* Royal Dutch Shell PLC ADR
Class A	2,060,063	126,239
National Grid Transco PLC	3,770,474	34,815
BP PLC	1,275,800	14,056
Royal Dutch Shell PLC
Class B	358,773	11,408
* Royal Dutch Shell PLC	117,600	3,623
Royal Dutch Shell PLC
Class A	11,300	348

		752,163

TOTAL INTERNATIONAL		3,053,473

TOTAL COMMON STOCKS
(Cost $3,706,032)		6,953,948

TEMPORARY CASH INVESTMENTS (8.8%)(1)

Money Market Fund (3.3%)
Vanguard Market Liquidity
Fund, 3.267%**	232,973,708	232,974
Vanguard Market Liquidity
Fund, 3.267%**—Note G	17,215,900	17,216

		250,190

U.S. Agency Obligations (0.2%)
Federal Home Loan Mortgage Corp.†
(3) 3.352%-3.391%,
10/4/2005	$5,600	$ 5,566
Federal National Mortgage Assn.†
(3) 3.294%, 10/5/2005	10,000	9,938

		15,504

Repurchase Agreement (5.3%)
Goldman Sachs & Co.
3.310%, 8/01/2005 (Dated
7/29/2005, Repurchase
Value $399,810,000
collateralized by Federal
National Mortgage Assn
4.500%-6.000%,
5/1/2035-6/1/2035)	399,700	399,700

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $665,397)		665,394

TOTAL INVESTMENTS (100.6%)
(Cost $4,371,429)		7,619,342

OTHER ASSETS AND LIABILITIES (-0.6%)
Other Assets—Note C		42,843
Liabilities—Note G		(87,789)

		(44,946)

NET ASSETS (100%)		$7,574,396

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 94.6% and 6.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of this security represented 0.1% of net assets.
(3)Securities with a value of $15,504,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Amount (000)
AT JULY 31, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$4,159,436
Undistributed Net Investment Income	59,845
Accumulated Net Realized Gains	103,827
Unrealized Appreciation(Depreciation)
Investment Securities	3,247,913
Futures Contracts	3,488
Foreign Currencies	(113)

NET ASSETS	$7,574,396

Investor Shares—Net Assets
Applicable to 116,400,930 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$6,103,650

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$52.44

Admiral Shares—Net Assets
Applicable to 14,933,210 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,470,746

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$98.49

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Energy Fund Six Months Ended July 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends*	$64,204
Interest	7,173
Security Lending	1,127

Total Income	72,504

Expenses
Investment Advisory Fees—Note B	1,983
The Vanguard Group—Note C
Management and Administrative
Investor Shares	6,235
Admiral Shares	663
Marketing and Distribution
Investor Shares	405
Admiral Shares	43
Custodian Fees	33
Shareholders' Reports
Investor Shares	45
Admiral Shares	1
Trustees' Fees and Expenses	4

Total Expenses	9,412
Expenses Paid Indirectly—Note D	(51)

Net Expenses	9,361

NET INVESTMENT INCOME	63,143
REALIZED NET GAIN (LOSS)

Investment Securities Sold	102,483
Futures Contracts	1,362
Foreign Currencies	(4)

REALIZED NET GAIN (LOSS)	103,841

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	1,414,516
Futures Contracts	3,488
Foreign Currencies	(113)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	1,417,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,584,875

*Dividends are net of foreign withholding taxes of $4,681,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Energy Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$63,143	$67,551
Realized Net Gain (Loss)	103,841	21,699
Change in Unrealized Appreciation (Depreciation)	1,417,891	1,234,042

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,584,875	1,323,292

Distributions
Net Investment Income
Investor Shares	—	(59,848)
Admiral Shares	—	(7,015)
Realized Capital Gain*
Investor Shares	(16,204)	(17,602)
Admiral Shares	(1,919)	(1,711)

Total Distributions	(18,123)	(86,176)

Capital Share Transactions—Note H
Investor Shares	(79,208)	1,267,977
Admiral Shares	715,668	224,134

Net Increase (Decrease) from
Capital Share Transactions	636,460	1,492,111

Total Increase (Decrease)	2,203,212	2,729,227

Net Assets
Beginning of Period	5,371,184	2,641,957

End of Period	$7,574,396	$5,371,184

*Includes fiscal 2006 and 2005 short-term gain distributions totaling $270,000 and $2,853,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Energy Fund Investor Shares
	Six Months Ended	Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$40.85	$29.99	$22.85	$24.76	$26.93	$21.24

Investment Operations
Net Investment Income	.434	.529	.435	.392	.428	.39
Net Realized and Unrealized Gain (Loss)
on Investments*	11.290	11.052	7.839	(.349)	(.660)	7.04

Total from Investment Operations	11.724	11.581	8.274	.043	(.232)	7.43

Distributions
Dividends from Net Investment Income	—	(.524)	(.390)	(.360)	(.400)	(.36)
Distributions from Realized Capital Gains	(.134)	(.197)	(.744)	(1.593)	(1.538)	(1.38)

Total Distributions	(.134)	(.721)	(1.134)	(1.953)	(1.938)	(1.74)

Net Asset Value, End of Period	$52.44	$40.85	$29.99	$22.85	$24.76	$26.93

Total Return**	28.74%	38.90%	36.49%	-0.02%	-0.55%	35.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,104	$4,822	$2,434	$1,298	$1,258	$1,281
Ratio of Total Expenses to
Average Net Assets	0.31%†	0.32%	0.38%	0.40%	0.39%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.01%†	1.67%	1.79%	1.56%	1.57%	1.52%
Portfolio Turnover Rate	8%†	1%	26%	23%	28%	24%

*Includes increases from redemption ees of $.01, $.02, $.00, $.01, $.01, and $.02.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
† Annualized.

Energy Fund Admiral Shares
	Six Months Ended	Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	July 31, 2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$76.71	$56.30	$42.89	$46.48	$50.00

Investment Operations
Net Investment Income	.867	1.034	.847	.758	.118
Net Realized and Unrealized Gain (Loss) on Investments**	21.165	20.770	14.721	(.658)	.010

Total from Investment Operations	22.032	21.804	15.568	.100	.128

Distributions
Dividends from Net Investment Income	—	(1.024)	(.760)	(.698)	(.760)
Distributions from Realized Capital Gains	(.252)	(.370)	(1.398)	(2.992)	(2.888)

Total Distributions	(.252)	(1.394)	(2.158)	(3.690)	(3.648)

Net Asset Value, End of Period	$98.49	$76.71	$56.30	$42.89	$46.48

Total Return†	28.76%	39.02%	36.58%	0.02%	0.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,471	$549	$208	$103	$58
Ratio of Total Expenses to Average Net Assets	0.25%††	0.26%	0.32%	0.34%	0.34%††
Ratio of Net Investment Income to Average Net Assets	2.03%††	1.70%	1.85%	1.59%	0.53%††
Portfolio Turnover Rate	8%††	1%	26%	23%	28%

*Inception.
**Includes increases from redemption fees of $.01, $.03, $.01, $.02, and $.03.
†Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

 A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. Effective June 6, 2005, The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $99,000 for the period from June 6, 2005, through July 31, 2005. For the six months ended July 31, 2005, the aggregate investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the fund had contributed capital of $852,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.85% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended July 31, 2005, these arrangements reduced the fund's expenses by $51,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the six months ended July 31, 2005, the fund realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2005, net unrealized appreciation of investment securities for tax purposes was $3,247,913,000, consisting of unrealized gains of $3,248,531,000 on securities that had risen in value since their purchase and $618,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	2,694	$213,595	$3,488

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended July 31, 2005, the fund purchased $592,410,000 of investment securities and sold $243,439,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at July 31, 2005, was $16,528,000, for which the fund received cash collateral of $17,216,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$959,402	20,232	$1,838,556	52,879
Issued in Lieu of Cash Distributions	15,534	332	73,843	1,988
Redeemed*	(1,054,144)	(22,203)	(644,422)	(17,997)

Net Increase (Decrease)—Investor Shares	(79,208)	(1,639)	1,267,977	36,870

Admiral Shares
Issued	764,876	8,339	275,356	4,209
Issued in Lieu of Cash Distributions	1,718	20	7,454	106
Redeemed*	(50,926)	(584)	(58,676)	(849)

Net Increase (Decrease)—Admiral Shares	715,668	7,775	224,134	3,466

*Net of redemption fees of $980,000 and $2,174,000 (fund totals).

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

Six Months Ended July 31, 2005
Energy Fund	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,287.40	$1.76
Admiral Shares	1,000.00	1,257.61	1.40

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.26	$1.56
Admiral Shares	1,000.00	1,023.55	1.25

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES APPROVE ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Energy Fund adopted a new multimanager advisory structure for the fund. The Vanguard Group, Inc., through its Quantitative Equity Group, joined Wellington Management Company, LLP, in managing the fund, effective June 6, 2005. In addition, the board approved an amended investment advisory agreement with Wellington Management, effective May 27, 2005. The amended agreement contains a new advisory fee schedule that increases the fee paid to Wellington Management. The board determined that adopting the new multimanager advisory structure, retaining Wellington Management, and amending Wellington Management’s fee schedule were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the benefits to shareholders of continuing to retain Wellington Management as an advisor to the fund and adding Vanguard as a second advisor, particularly in light of the nature, extent, and quality of services provided by Wellington Management and Vanguard. With regard to Wellington Management, the board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The board found that the fund has grown considerably since its inception and that Wellington Management’s portfolio management team has expanded to handle the increase in fund assets. Wellington Management’s new fee schedule is expected to help the advisor retain specialized investment talent and thereby enhance the organizational depth and stability of the fund’s portfolio management team. The addition of Vanguard will allow the fund to retain its character as a globally diversified, value-oriented, multi-capitalization energy sector fund while utilizing a complementary investment strategy.

INVESTMENT PERFORMANCE

The board considered the investment performance of the fund in comparison with the fund’s peer group and relevant benchmarks. The trustees found that the fund, under Wellington Management, has consistently outperformed both the Standard & Poor’s Energy Sector Index and the fund’s peer group since the fund’s inception. The board noted that Vanguard’s portfolio management team, in its management of other Vanguard funds, has a track record of consistent success and disciplined investment processes.

COST

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement with Wellington Management and the added advisory arrangement with Vanguard, the fund’s advisory expense ratio remains below the average advisory expense ratio for its peer group. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

Shareholders in Vanguard Energy Fund benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements after a one-year period.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

 Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q512 092005

Precious Metals
   and Mining Fund

July 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  5 ADVISOR'S REPORT
  8 FUND PROFILE
  9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 FINANCIAL STATEMENTS
19 ABOUT YOUR FUND'S EXPENSES
20 ADVISORY AGREEMENT

SUMMARY

• During the six months ended July 31, 2005, Vanguard Precious Metals and Mining Fund returned 15.0%.
• The fund’s diversified portfolio helped it to outperform the benchmark index as well as the average gold-oriented fund by substantial margins.
• Effective July 1, 2005, we began measuring the fund’s performance against a new benchmark, which is administered exclusively for the fund by S&P/Citigroup.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

Vanguard Precious Metals and Mining Fund returned 15.0% during the six months ended July 31, 2005.This far outpaced the return of the fund’s benchmark index and was more than 15 percentage points above the negative return of the average competing gold-oriented fund.

The table below shows total returns (capital change plus reinvested distributions) for the fund and its comparative measures during the six months. The fund’s starting and ending net asset values are shown in the table on page 4; there were no distributions to shareholders in the period.

Total Returns	Six Months Ended July 31, 2005

Vanguard Precious Metals and Mining Fund	15.0%
Spliced Precious Metals and Mining Index*	5.4
Average Gold-Oriented Fund**	-0.3
Dow Jones Wilshire 5000 Index	7.1

*S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter. **Derived from data provided by Lipper Inc.

As you may recall, in May 2004 the fund adopted an expanded mandate that gave the investment advisor greater latitude to invest in companies that focus on nonprecious metals and minerals. This greater diversification paid off during the period, as the fund invested beyond gold-related stocks, choosing companies such as coal producers that benefited from a surging energy market.

Effective July 1, 2005, the Precious Metals and Mining Fund adopted a new benchmark index, the S&P/Citigroup Custom Precious Metals and Mining Index. This index tracks the performance of companies around the world that are engaged in activities related to precious and nonprecious metals and minerals—a better reflection of the fund’s broader mandate.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during the early spring, but then seemed to follow the thermometer upward in May, June, and July. The broad

1

market, as measured by the Dow Jones Wilshire 5000 Composite Index, gained 7.1% during the six months.

For the first half of the period, investors remained cautious, even as the U.S. economy drummed out good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, for many, by skepticism that economic growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape.

Investors did not show strong preferences among growth and value stocks. Small- and mid-capitalization stocks outperformed larger companies during the half-year, continuing recent trends. International stocks led their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates continued to rise, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed’s efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply across the maturity spectrum—a signal that inflation fears may have started to trouble bond investors.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3

Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, gained a modest 0.9% during the six months.

The Federal Reserve raised the target federal funds rate in four equal steps, leaving it at 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the period at 3.39%. The yield

2

of the 10-year Treasury note finished the period at 4.28%, an increase of 15 basis points (0.15 percentage point) over the six months. The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

GOLD’S PRICE ENDED WITH LITTLE CHANGE, BUT OTHER METALS CLIMBED

The price of gold was volatile during your fund’s fiscal half-year, but finished the period relatively flat. In contrast, the prices of certain industrial metals, such as copper, rose appreciably by the end of the six months. The broad metals market was characterized by volatility throughout the period, and the stocks of companies in related industries, such as mining, followed the metals’ ups and downs. In this environment, the Precious Metals and Mining Fund posted strong gains early on, retreated, then finally recouped the gains.

Most companies that focus on precious metals and minerals are based outside the United States, and your fund’s holdings reflect that reality. As of July 31, more than 50% of its assets were invested in companies from three countries—Australia, Canada, and South Africa. The fund’s ten largest holdings included eight companies based abroad, several of which had excellent half-year performance. These included platinum producers Anglo Platinum (+25%) and Lonmin (+13%), based in South Africa and the United Kingdom, respectively. Also in the top ten were two U.S.-based coal producers, CONSOL Energy and Peabody Energy, which returned 61% and 56%, respectively. BHP Billiton (+18%), a diversified Australian commodities producer with sizable coal-mining operations, was another significant contributor among top holdings. Several of the fund’s gold-mining stocks, including industry giant Barrick Gold, recorded solid six-month returns, but in general, these holdings lagged the broader mining sector.

Annualized Expense Ratios:* Your fund compared with its peer group
Expense Ratio

Precious Metals and Mining Fund	0.42%
Average Gold-Oriented Fund	1.76

*Fund expense ratio reflects the six months ended July 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Relative to its peers, your fund has logged a superior record over the long run (as you can see on page 10). Based on the proven skills of the advisor, M&G Investment Management, and Vanguard’s history of keeping costs low, we feel confident that the fund can continue to be competitive.

3

SECTOR FUNDS SHOULD PLAY A LIMITED ROLE IN YOUR PORTFOLIO

Because of their extreme volatility, sector funds—or any investment that concentrates on a narrow piece of the market—should never make up the core of your portfolio. However, as a small portion of a broader portfolio diversified across asset classes, sector funds, particularly those whose returns are not highly correlated with the broader stock market, may have a useful role, potentially reducing overall volatility.

For investors who are comfortable with the added risks, the Precious Metals and Mining Fund provides exposure to a unique sector of the stock market, keenly attuned to the industrial rhythms of the global economy.

Thank you for entrusting your hard-earned assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 11, 2005

Your Fund's Performance at a Glance			January 31, 2005-July 31, 2005 Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Precious Metals and
Mining Fund	$16.46	$18.93	$0.00	$0.00

4

ADVISOR’S REPORT

The Precious Metals and Mining Fund delivered a positive return of 15.0% during the six months ended July 31, 2005. This was a significant outperformance of the average gold-oriented fund, which declined –0.3%, and the Spliced Precious Metals and Mining Index, which rose 5.4%.

THE INVESTMENT ENVIRONMENT

The price of gold made little progress during the period, maintaining a trading range around $425 per ounce. The prices of other metals and minerals, such as copper, iron ore, and coal, were more robust amid renewed confidence that strong, steady economic growth would continue to drive demand for raw materials on the part of the United States and industrializing nations such as China and India. This was a favorable backdrop for equities, and in particular for mining groups that supply these sought-after assets.

THE FUND’S SUCCESSES

In this environment, the fund’s ability to extend its investments beyond the gold and precious metals universe gave it a strong advantage over competitors. Particularly impressive performances came from our holdings in U.S. coal-mining companies Peabody Energy, Arch Coal, and CONSOL Energy. Rising oil prices have increased the appeal of coal, which is cheaper, as a means of power generation.

Investment Philosophy

The fund reflects the belief that investors who seek to emphasize precious metals and mining stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.

Nickel producers were also key contributors during the period. Nickel has been in heavy demand for both its use in stainless steel, where China has been a particular driver, and in construction. These factors boosted returns from Canadian producer Inco and French group Eramet. Canadian diversified mining group Falconbridge, which owns one of the few substantial nickel deposits in the world, rose strongly on news of a merger with Canada’s Noranda, a major mining company, while another key nickel producer, Australian diversified mining group WMC Resources, received an attractive bid from fellow Australian miner BHP Billiton.

5

Elsewhere, strong contributions came from producers of industrial minerals. Australian mineral sands group Iluka Resources, to which we have recently increased our exposure, and German borate/salt miner K+S both experienced rising demand for their products. Outside of base metals and minerals, we saw a welcome recovery in the fund’s platinum holdings. U.K. producer Lonmin and South African producer Anglo Platinum made notable progress as the price of platinum went from strength to strength. Demand for the precious metal has been driven by both a rising interest in platinum jewelry and its increasing usage in automotive catalytic converters, particularly in diesel engines.

THE FUND’S SHORTFALLS

On the negative side, the fund’s gold companies were among the weaker performers during the period. Canadian producer Placer Dome has faced rising costs and operational issues, while Centerra Gold, also from Canada, proved disappointing as concerns over its central Asian operations hurt the share price.

THE FUND’S POSITIONING

We purchased holdings in a wide range of metals and mining companies during the period. Our view that demand for platinum will continue to outweigh supply led us to add to our holdings in Lonmin, Anglo Platinum, and South African producer Impala Platinum. We increased our holding in Canadian diamond producer Aber Diamond, also because of an attractive supply-and-demand scenario, and added selectively to those gold companies that we believe have attractive assets and established track records, including Peruvian producer Minas Buenaventura and Canadian producers Meridian Gold,Centerra Gold, and Agnico-Eagle Mines.

Elsewhere in the portfolio, we established new positions in companies whose raw materials will see increased demand by industrializing nations. These included U.K. diversified mining group Vedanta Resources, Australian aluminium producer CSR, small Australian magnesium developer Magnesium International, and U.K. gypsum plaster supplier BPB. The latter proved a timely purchase when it was subsequently the target of a bid from French rival Saint-Gobain.

6

Additions were made to Australian aluminum group Alumina, U.K. diversified miner Rio Tinto, Arch Coal, Peabody Energy, and CONSOL Energy. We sold the entire holding in Canadian uranium miner Cameco following a period of significant outperformance, bid farewell to our long-standing and very successful holding in WMC Resources following its takeover by BHP Billiton, took some profits in the strongly performing Brazilian iron-ore producer Companhia Vale do Rio Doce, and reduced the holding in Placer Dome.

Strong, steady economic growth in China remains a key driver of demand for a wide range of metals and minerals required to fuel the nation’s rapid development. Furthermore, with a healthy U.S. economic backdrop and long-awaited signs of recovery in Japan, we have confidence in the continued health of the global economy. Such an environment is extremely positive for the fund because we have the flexibility to invest in mining companies that supply these economies with the materials they need to grow, yet we can also select from the most attractive opportunities available within the gold and precious metals sectors.

After a five-year period of extraordinary returns from mining stocks, we are exercising vigilance over company valuations, some of which are beginning to be fully reflected in stock prices. However, we are confident that applying our consistent investment criteria to all stocks in the portfolio will provide a very strong base from which to continue delivering attractive long-term returns to shareholders.

Graham E. French, PORTFOLIO MANAGER M&G INVESTMENT MANAGEMENT LTD.

AUGUST 15, 2005

7

FUND PROFILE

As of 7/31/2005   This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 9.

PRECIOUS METALS AND MINING FUND

Portfolio Characteristics
	Fund	Broad Index*

Number of Stocks	38	4,939
Median Market Cap	$3.6B	$25.9B
Price/Earnings Ratio	18.0x	22.1x
Price/Book Ratio	3.3x	2.9x
Return on Equity	15.8%	18.1%
Earnings Growth Rate	9.8%	9.6%
Foreign Holdings	86.1%	1.1%
Turnover Rate	26%**	--
Expense Ratio	0.42%**	--
Short-Term Reserves	8%	--

Volatility Measures
	Fund	Broad Index*

R-Squared	0.06	1.00
Beta	0.42	1.00

Country Diversification (% of portfolio)

Canada	23%
Australia	20
United States	13
South Africa	12
United Kingdom	11
France	6
Peru	3
Germany	2
Brazil	2

Short-Term Reserves	8%

Ten Largest Holdings (% of total net assets)

Rio Tinto Ltd.	6.2%
Lonmin PLC	5.7
Impala Platinum Holdings Ltd. ADR	5.5
Anglo Platinum Ltd. ADR	5.3
Meridian Gold Inc.	5.2
Aber Diamond Corp.	5.2
Peabody Energy Corp.	4.9
BHP Billiton Ltd.	4.7
CONSOL Energy, Inc.	4.5
Compania de Minas Buenaventura
S.A.u. ADR	3.6

Top Ten	50.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

 *Dow Jones Wilshire 5000 Index.
**Annualized.

Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVE STMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

9

PERFORMANCE SUMMARY

As of 7/31/2005 All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

PRECIOUS METALS AND MINING FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

*S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.
**Six months ended July 31, 2005.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Precious Metals and Mining Fund*	5/23/1984	33.32%	26.79%	4.60%	2.79%	7.39%

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year

10

As of 7/31/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Precious Metals and Mining Fund	Shares	Market Value^ (000)

COMMON STOCKS (93.6%)

Australia (19.8%)
Rio Tinto Ltd.	2,450,000	$90,917
BHP Billiton Ltd.	4,600,000	68,107
Iluka Resources Ltd.	7,300,000	45,498
Sims Group Ltd.	3,050,000	36,953
CSR Ltd.	14,250,000	28,237
Alumina Ltd.	3,600,000	15,764
*Magnesium International Ltd.	1,678,671	1,752
*Equinox Minerals Ltd.
(Canadian Shares)	4,116,666	1,612
*Tanami Gold NL	18,170,000	1,102

		289,942

Brazil (2.2%)
Companhia Vale
do Rio Doce ADR	1,000,000	32,560

Canada (22.8%)
*Meridian Gold Inc.	4,300,000	76,712
Aber Diamond Corp.	2,447,840	75,874
First Quantum Minerals Ltd.	1,961,863	42,407
Falconbridge Ltd.	1,947,000	40,101
Inco Ltd.	800,000	32,784
Barrick Gold Corp.	1,000,000	24,471
*Centerra Gold Inc.	1,400,000	20,441
Agnico-Eagle Mines Ltd.	1,100,000	13,441
Placer Dome Inc.	500,000	6,933
*SouthernEra Diamonds, Inc.	3,997,400	1,141

		334,305

France (6.3%)
Imerys SA	673,805	49,621
Eramet SLN	375,765	42,448

		92,069

Germany (2.6%)
K+S AG	594,773	37,346

Papua New Guinea (0.1%)
*Bougainville Copper Ltd.	2,000,000	1,272

11

Precious Metals and Mining Fund	Shares	Market Value^ (000)

Peru (3.6%)
Compania de Minas
Buenaventura S.A.u ADR	2,225,000	$52,354
South Africa (12.2%)
Impala Platinum
Holdings Ltd. ADR	3,450,000	79,878
Anglo Platinum Ltd. ADR	1,752,400	77,766
AngloGold Ashanti Ltd. ADR	600,000	20,628

		178,272

United Kingdom (11.0%)
Lonmin PLC	4,125,000	83,136
BPB PLC	2,450,000	30,781
Vedanta Resources PLC	2,300,000	22,856
Rio Tinto PLC	425,000	14,135
*Peter Hambro Mining PLC	750,000	8,533
*(1) Zambezi Resources Ltd.	4,895,833	1,271

		160,712

United States (13.0%)
Peabody Energy Corp.	1,100,000	72,314
CONSOL Energy, Inc.	970,000	65,339
Arch Coal, Inc.	500,000	28,460
Alcoa Inc.	875,000	24,544

		190,657

TOTAL COMMON STOCKS
(Cost $988,619)		1,369,489

PRECIOUS METALS (0.1%)
*Platinum Bullion (2,009 Ounces)
(Cost $1,213)		1,796

TEMPORARY CASH INVESTMENTS (16.4%)

Vanguard Market Liquidity
Fund, 3.267%**	117,211,834	117,212
Vanguard Market Liquidity
Fund, 3.267%**--Note F	122,645,141	122,645

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $239,857)		239,857

TOTAL INVESTMENTS (110.1%)
(Cost $1,229,689)		1,611,142

OTHER ASSETS AND LIABILITIES (-10.1%)

Other Assets--Note C		7,569
Security Lending Collateral
Payable to Brokers--Note F		(122,645)
Other Liabilities		(32,213)

		(147,289)

NET ASSETS (100%)

Applicable to 77,335,995 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)		$1,463,853

NET ASSET VALUE PER SHARE		$18.93

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note G in Notes to Financial Statements.
ADR—American Depositary Receipt.

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

	Amount (000)	Per Share

Paid-In Capital	$1,086,947	$14.06
Overdistributed Net
Investment Income	(16,777)	(.22)
Accumulated Net Realized	12,249.16
Gains
Unrealized Appreciation (Depreciation)
Investment Securities	381,453	4.93
Foreign Currencies	(19)	--

NET ASSETS	$1,463,853	$18.93

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Precious Metals and Mining Fund Six Months Ended July 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends*	14,791
Interest	1,142
Security Lending	365

Total Income	16,298

Expenses
Investment Advisory Fees--Note B	859
The Vanguard Group--Note C
Management and Administrative	1,502
Marketing and Distribution	69
Custodian Fees	65
Shareholders' Reports	12
Trustees' Fees and Expenses	1

Total Expenses	2,508

NET INVESTMENT INCOME	13,790

REALIZED NET GAIN (LOSS)
Investment Securities Sold	54,864
Foreign Currencies	(482)

REALIZED NET GAIN (LOSS)	54,382

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	98,195
Foreign Currencies	(28)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	98,167

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,339

*Dividends are net of foreign withholding taxes of $1,060,000

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Precious Metals and Mining Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$13,790	$8,729
Realized Net Gain (Loss)	54,382	64,521
Change in Unrealized Appreciation (Depreciation)	98,167	30,576

Net Increase (Decrease) in Net Assets Resulting from Operations	166,339	103,826

Distributions
Net Investment Income	--	(7,256)
Realized Capital Gain*	--	(43,291)

Total Distributions	--	(50,547)

Capital Share Transactions1
Issued	479,267	316,514
Issued in Lieu of Cash Distributions	--	46,989
Redeemed**	(102,911)	(103,934)

Net Increase (Decrease) from Capital Share Transactions	376,356	259,569

Total Increase (Decrease)	542,695	312,848

Net Assets
Beginning of Period	921,158	608,310

End of Period	$1,463,853	$921,158

1Shares Issued (Redeemed)
Issued	27,401	20,030
Issued in Lieu of Cash Distributions	--	2,850
Redeemed	(6,024)	(6,715)

Net Increase (Decrease) in Shares Outstanding	21,377	16,165

 *Includes fiscal 2005 short-term gain distributions totaling $353,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
**Net of redemption fees of $602,000 and $296,000.

14

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Precious Metals and Mining Fund

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$16.46	$15.29	$11.25	$9.31	$7.51	$7.67

Investment Operations
Net Investment Income	.20*	.185*	.194	.25	.28	.22
Net Realized and Unrealized Gain (Loss)
on Investments**	2.27	1.988	4.780	2.18	1.91	(.18)

Total from Investment Operations	2.47	2.173	4.974	2.43	2.19	.04

Distributions
Dividends from Net Investment Income	--	(.144)	(.934)	(.49)	(.39)	(.20)

Total Distributions	--	(1.003)	(.934)	(.49)	(.39)	(.20)

Net Asset Value, End of Period	$18.93	$16.46	$15.29	$11.25	$9.31	$7.51

Total Return†	15.01%	14.20%	44.07%	26.51%	30.05%	0.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,464	$921	$608	$537	$410	$307
Ratio of Total Expenses to Average Net Assets	0.42%††	0.48%	0.55%	0.60%	0.63%	0.65%
Ratio of Net Investment Income to
Average Net Assets	2.32%††	1.32%	1.61%	2.14%	3.45%	2.94%
Portfolio Turnover Rate	26%††	36%	15%	43%	52%	17%

*Calculated based on average shares outstanding.
**Includes increases from redemption fees of $.01, $.01, $.00, $.02, $.00, and $.00.
† Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

16

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2005, the investment advisory fee represented an effective annual rate of 0.14% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the fund had contributed capital of $165,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2005, the fund realized net foreign currency losses of $482,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended July 31, 2005, the fund did not realize any gains on the sale of passive foreign investment companies. Unrealized appreciation through January 31, 2005, on passive foreign investment company holdings at July 31, 2005, was $29,906,000, which has been distributed and is reflected in the balance of overdistributed net investment income.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through July 31, 2005, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

At July 31, 2005, net unrealized appreciation of investment securities for tax purposes was $307,035,000, consisting of unrealized gains of $319,745,000 on securities that had risen in value since their purchase and $12,710,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

E. During the six months ended July 31, 2005, the fund purchased $469,996,000 of investment securities and sold $146,186,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at July 31, 2005, was $119,303,000, for which the fund received cash collateral of $122,645,000.

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the six months ended July 31, 2005, in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Jan. 31, 2005 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	July 31, 2005 Market Value

Zambezi Resources Ltd.	n/a*	$862	--	--	$1,271

*At January 31, 2005, the issuer was not an affiliated company of the fund

18

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

Six Months Ended July 31, 2005
Precious Metals and Mining Fund	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,150.06	$2.24

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.71	$2.11

*These calculations are based on expenses incurred in the most recent six-month period.
The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

19

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited. The board determined that the retention of M&G was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of M&G’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Portfolio manager Graham French has worked in investment management since 1988 and has managed the fund since 1991 (he became lead manager in 1996).

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. M&G has carried out its investment strategy in disciplined fashion, and the results provided by M&G have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

20

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q532 092005

Vanguard® Health Care Fund

July 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
10	FINANCIAL STATEMENTS
21	ABOUT YOUR FUND'S EXPENSES
22	ADVISORY AGREEMENT

SUMMARY

•	During the six months ended July 31, 2005, the Investor Shares of Vanguard Health Care Fund returned 11.9%. The fund’s Admiral Shares returned 12.0%.

•	The fund fared better than its benchmark index and average peer fund, and also outpaced the broad stock market.

•	The fund closed to new investors on March 23, after its assets increased by more than 50% over a two-year period.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

During the first half of the 2006 fiscal year, the Investor Shares of Vanguard Health Care Fund posted a return of 11.9%. The fund’s Admiral Shares returned 12.0% for the period.

As you can see in the table below, the fund outperformed the broad-market Dow Jones Wilshire 5000 Composite Index, the Standard & Poor’s Health Sector Index, and the average mutual fund peer in the six months ended July 31, 2005. The table on page 4 shows the fund’s starting and ending net asset values, as well as per-share distributions to shareholders in the period.

Total Returns	Six Months Ended July 31, 2005
Vanguard Health Care Fund
Investor Shares	11.9%
Admiral Shares	12.0
S&P Health Sector Index	9.4
Average Health/Biotechnology Fund*	9.9
Dow Jones Wilshire 5000 Index	7.1

*Derived from data provided by Lipper Inc.

On March 23, the Health Care Fund closed to new investors, although shareholders can make additional investments. The closure is intended to support the ability of the fund’s advisor, Wellington Management Company, LLP, to maintain its disciplined investment approach in deploying the fund’s assets. As of March 23, assets in the fund had increased by more than 50% in two years as a result of both market appreciation and investor purchases.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during the early spring, but then seemed to follow the thermometer upward in May, June, and July. The broad market gained about 7% during the six months.

For the first half of the period, investors remained cautious, even as the U.S. economy drummed forth good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, in

1

investors’ eyes, by skepticism that economic growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape.

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Investors did not show strong preferences among growth and value stocks. Small- and mid-capitalization stocks outperformed larger companies during the half-year, continuing recent trends. International stocks outperformed their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates rose steadily, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed’s efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply across the maturity spectrum—a signal that inflation fears may have started to trouble bond investors.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*
Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3
Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized.

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, returned a modest 0.9% during the six months.

The Federal Reserve raised the target federal funds rate by one percentage point in four equal steps, bringing it to 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the period at 3.39%. The yield of the 10-year Treasury note finished the period at 4.28%, an increase of 15 basis points (0.15 percentage point) over the six months. The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

2

YOUR FUND PERFORMED VERY WELL IN THE HALF-YEAR

During the six months ended July 31, the Health Care Fund performed very well, advancing steadily through most of the period. The 11.9% return of the fund's Investor Shares outpaced the benchmark S&P Health Sector Index and the average comparable fund by at least 2 percentage points. For the period, the fund's Admiral Shares returned 12.0%.

The fund's foreign and domestic pharmaceutical holdings--which made up more than half of its assets--experienced an excellent half-year, as the stocks of a number of large drugmakers climbed. These included two of the fund's ten largest holdings, pharmaceuticals giants Pfizer (+11%) and Roche Holdings (+30%). Significant contributions also came from sizable holdings in a number of well-established biotech companies, including Amgen, Genentech, and Genzyme. (Genentech returned a remarkable 87% for the period.)

Annualized Expense Ratios:* Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Health/ Biotechnology Fund
Health Care Fund	0.25%	0.15%	1.88%

*Fund expense ratios reflect the six months ended July 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Strong returns came as well from companies that distribute pharmaceuticals and medical devices, including top-ten holdings CVS (+34%), the pharmacy chain, and distributor McKesson (+31%). Hospital operators and managed-care companies also contributed to the overall return. The fund’s sector weightings remained largely unchanged during the six months.

The fund’s advisor, Wellington Management Company, continues to focus on high-quality securities and broad diversification. Along with Vanguard’s low costs, this strategy historically has worked in the fund’s favor, helping to minimize some of the pitfalls associated with concentrating assets in risky subsectors.

DIVERSIFICATION HAS ITS REWARDS

In investing, the key to reaching your destination is to carefully choose a diversified mix of stock, bond, and money market mutual funds that fits your goals, your time horizon, and your tolerance for risk. Such a balanced portfolio allows you to participate in the rewards offered by

3

each asset class and helps mitigate the effects of the downturns that are certain to occur.

For investors who are comfortable with the added risks of a fund that concentrates on a narrow industry group, the Health Care Fund provides exposure to one of the stock market’s most dynamic and innovative sectors. The fund can play a useful role as a small part of a diversified stock fund portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 15, 2005

Your Fund's Performance at a Glance		January 31, 2005-July 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Health Care Fund
Investor Shares	$123.84	$136.91	$0.132	$1.397
Admiral Shares	52.25	57.79	0.060	0.590

4

ADVISOR’S REPORT

The Investor Shares of Vanguard Health Care Fund advanced 11.9% during the six months ended July 31, 2005. This compared favorably with the 9.4% return of the S&P Health Sector Index and the 9.9% return of the average health/biotechnology fund.

THE INVESTMENT ENVIRONMENT

Health care stocks performed well during the past six months. The important clinical success of two Genentech cancer drugs helped reverse the malaise in biotechnology stocks created by the safety-related withdrawals of two drugs, Merck’s Vioxx (a painkiller) and Biogen Idec’s Tysabri (for multiple sclerosis). The strong performance of health service companies continued, while returns for medical-products and large pharmaceutical companies were satisfactory. International stocks fared somewhat better than domestic ones.

OUR SUCCESSES

Our largest biotech-related holdings, Genentech, Gilead Sciences, Genzyme, and Amgen, were particularly strong during the period, driven by earnings momentum. Health services companies were positive almost across the board, with CVS, McKesson, Humana, and Cerner making strong contributions. Finally, major European drug companies AstraZeneca, Roche Holdings, and Sanofi-Aventis also did very well.

Investment Philosophy
The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.

OUR SHORTFALLS

The Tysabri withdrawal caused Biogen Idec to be our most difficult stock. After doing well last year, our Japanese stocks have lagged more recently.

THE FUND’S POSITIONING

Gauging the impact of Medicare changes is one of our most important tasks. We hope to position the fund properly to benefit from the new environment. The fund remains committed to a strategy of diversification within health care, both geographically and by subsector. We continue to

5

maintain our long-term investment strategy, gradually selling into strength and buying into weakness.

Edward P. Owens, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 11, 2005

Portfolio Changes	Comments	Six Months Ended July 31, 2005
Additions
MedImmune	HPV vaccine likely to be a winner.

Forest Laboratories	Added on price weakness.

Takeda Pharmaceutical	Strong Japanese pharmaceutical company.

Reductions
Shire Pharmaceuticals	Key product to lose exclusivity.

Aetna	Reduced on strength.

Alcon	Reduced on strength.

See page 10 for a complete
listing of the fund’s holdings.

6

FUND PROFILE
As of 7/31/2005	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with a broad market index. Key terms are defined on page 8.

HEALTH CARE FUND
Portfolio Characteristics
	Fund	Broad Index*
Number of Stocks	95	4,939
Median Market Cap	$25.5B	$25.9B
Price/Earnings Ratio	31.3x	22.1x
Price/Book Ratio	3.5x	2.9x
Yield		1.6%
Investor Shares	1.0%
Admiral Shares	1.1%
Return on Equity	18.2%	18.1%
Earnings Growth Rate	11.6%	9.6%
Foreign Holdings	30.4%	1.1%
Turnover Rate	8%**	—
Expense Ratio		—
Investor Shares	0.25%**
Admiral Shares	0.15%**
Short-Term Reserves	10%	—

Volatility Measures
	Fund	Broad Index*
R-Squared	0.60	1.00
Beta	0.60	1.00

Sector Diversification (% of portfolio)
Biotech Research & Production	10%
Consumer Staples	3
Drugs & Pharmaceuticals	27
Electronics-Medical Systems	2
Financial Services	1
Health & Personal Care	4
Health Care Facilities	3
Health Care Management Services	5
International	27
Materials & Processing	1
Medical & Dental Instruments & Supplies	5
Medical Services	1
Producer Durables	1
Short-Term Reserves	10%

*Dow Jones Wilshire 5000 Index.
**Annualized.

Ten Largest Holdings (% of total net assets)

AstraZeneca Group PLC	4.2%
Sanofi-Aventis	4.2
Pfizer Inc.	4.1
Roche Holdings AG	3.4
Forest Laboratories, Inc.	3.3
Cardinal Health, Inc.	3.1
Amgen, Inc.	3.0
McKesson Corp.	3.0
Eli Lilly & Co.	2.9
CVS Corp.	2.7

Top Ten	33.9%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification

United States	62%
Japan	8
Switzerland	7
United Kingdom	5
France	4
Germany	2
Sweden	1
Other	1

Short-Term Reserves	10%

Investment Focus

7

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

8

PERFORMANCE SUMMARY
As of 7/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

HEALTH CARE FUND

Fiscal-Year Total Returns (%) January 31, 1995-July 31, 2005

*Six months ended July 31, 2005.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Health Care Fund*
Investor Shares	5/23/1984	10.25%	7.74%	17.71%	1.16%	18.87%
Admiral Shares	11/12/2001	10.36	8.31**	—	—	—

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year. **Return since inception.

9

As of 7/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund’s designated industry; international securities, if signifi-cant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Health Care Fund	Shares	Market Value^ (000)
COMMON STOCKS (89.8%)
UNITED STATES (62.5%)
Biotech Research & Production (10.3%)
*Amgen, Inc.	9,323,828	$ 743,575
*Genzyme Corp.-
General Division	8,001,240	595,372
*Genentech, Inc.	6,300,000	562,779
Baxter International, Inc.	5,300,000	208,131
*Biogen Idec Inc.	3,900,000	153,231
*(1) Cephalon, Inc.	3,430,800	143,751
*Millennium
Pharmaceuticals, Inc.	7,600,000	78,508
*Human Genome Sciences, Inc.	1,938,500	28,399

		2,513,746

Consumer Discretionary (0.2%)
Kimberly-Clark Corp.	676,300	43,121

Consumer Staples (3.1%)
CVS Corp.	21,600,000	670,248
Colgate-Palmolive Co.	1,521,000	80,522

		750,770

Drugs & Pharmaceuticals (27.0%)
Pfizer Inc.	38,033,170	1,007,879
* (1) Forest Laboratories, Inc.	20,153,100	804,512
Cardinal Health, Inc.	12,836,708	764,811
Eli Lilly & Co.	12,416,600	699,303
Schering-Plough Corp.	31,030,000	646,045
Abbott Laboratories	12,880,700	600,627
* Gilead Sciences, Inc.	10,899,848	488,422
Wyeth	9,300,000	425,475
Allergan, Inc.	2,844,100	254,177
* MedImmune Inc.	8,000,000	227,280
* King Pharmaceuticals, Inc.	9,995,300	111,448
Johnson & Johnson	1,600,000	102,336
* Hospira, Inc.	2,145,070	82,049

10

Health Care Fund	Shares	Market Value^ (000)
(1)Perrigo Co.	5,322,320	$ 73,980
*Watson Pharmaceuticals, Inc.	2,200,000	73,480
*Vertex Pharmaceuticals, Inc.	3,755,400	59,899
Mylan Laboratories, Inc.	3,000,000	52,080
Merck & Co., Inc.	1,400,000	43,484
*Barr Pharmaceuticals Inc.	900,000	42,678
Bristol-Myers Squibb Co.	1,075,800	26,873
Alpharma, Inc. Class A	748,313	10,506

		6,597,344

Electronics-Medical Systems (2.1%)
Medtronic, Inc.	8,700,000	469,278
*Advanced Medical Optics, Inc.	676,466	28,121
Datascope Corp.	342,100	11,529

		508,928

Financial Services (0.8%)
CIGNA Corp.	1,600,700	170,875
UnumProvident Corp.	1,252,500	23,985

		194,860

Health & Personal Care (4.2%)
(1)McKesson Corp.	16,100,000	724,500
*WellPoint Inc.	3,011,000	212,998
*Medco Health Solutions, Inc.	1,800,000	87,192
*IDX Systems Corp.	895,700	28,662

		1,053,352

Health Care Facilities (3.0%)
HCA Inc.	7,100,000	349,675
Quest Diagnostics, Inc.	4,300,000	220,762
*Laboratory Corp. of
America Holdings	2,967,360	150,356

		720,793

Health Care Management Services (4.9%)
*(1) Humana Inc.	10,277,500	409,558
Aetna Inc.	3,100,000	239,940
IMS Health, Inc.	8,347,400	227,300
*(1) Cerner Corp.	2,600,000	196,092
Universal Health Services
Class B	2,000,000	104,080
*Health Net Inc.	500,000	19,400

		1,196,370

Materials & Processing (0.7%)
Sigma-Aldrich Corp.	2,600,000	166,816

Medical & Dental Instruments & Supplies (4.4%)
Becton, Dickinson & Co.	7,800,000	431,886
Beckman Coulter, Inc.	2,776,600	150,880
Bausch & Lomb, Inc.	1,200,000	101,580
*St. Jude Medical, Inc.	1,800,000	85,338
DENTSPLY International Inc.	1,442,700	80,431
(1)Owens & Minor, Inc.
Holding Co.	2,200,000	65,208
*Ventana Medical Systems, Inc.	1,200,000	51,552
Guidant Corp.	600,000	41,280
Biomet, Inc.	800,000	$ 30,504
STERIS Corp.	850,000	23,095
*Viasys Healthcare Inc.	482,130	11,976
*Angiodynamics Inc.	250,000	6,053

		1,079,783

Medical Services (1.1%)
*Coventry Health Care Inc.	3,500,000	247,555
*(1) PAREXEL International Corp.	1,570,200	31,200

		278,755

Producer Durables (0.7%)
*Thermo Electron Corp.	3,000,000	89,580
Pall Corp.	2,404,600	74,470

		164,050

TOTAL UNITED STATES		15,268,688

INTERNATIONAL (27.3%)

Belgium (0.4%)
UCB SA	1,933,593	104,463

Canada (0.2%)
*Axcan Pharma Inc.	1,356,900	20,653
*Biovail Corp.	1,110,700	17,516

		38,169

Denmark (0.1%)
Novo Nordisk A/S B Shares	700,000	36,233

France (4.2%)
Sanofi-Aventis	11,839,415	1,023,851

Germany (1.8%)
Bayer AG	8,144,656	291,086
Schering AG	1,640,410	103,380
Bayer AG ADR	1,100,000	39,248
Fresenius Medical Care
Pfd. ADR	645,400	14,989

		448,703

Japan (7.8%)
Takeda
Pharmaceutical Co., Ltd.	10,400,000	532,838
Astellas Pharma Inc.	14,365,700	468,180
Eisai Co., Ltd.	9,006,000	307,252
Chugai
Pharmaceutical Co., Ltd.	8,834,500	149,806
Sankyo Co., Ltd.	6,550,000	129,481
Shionogi & Co., Ltd.	9,876,000	122,200
Daiichi
Pharmaceutical Co., Ltd.	3,500,000	80,198
Tanabe Seiyaku Co., Ltd.	6,850,000	64,394
Ono Pharmaceutical Co., Ltd.	1,113,000	53,243

		1,907,592

11

Health Care Fund	Shares	Market Value^ (000)
Netherlands (0.4%)
Akzo Nobel NV	2,400,000	$ 98,919

Sweden (0.9%)
Gambro AB A Shares	7,531,120	109,683
Gambro AB B Shares	7,314,580	106,005

		215,688

Switzerland (7.0%)
Roche Holdings AG	6,123,977	832,650
Novartis AG (Registered)	13,719,880	669,050
Serono SA Class B	166,648	112,439
*Alcon, Inc.	765,000	87,631

		1,701,770

United Kingdom (4.5%)
AstraZeneca Group PLC	14,781,500	669,134
AstraZeneca Group PLC ADR	8,087,872	367,513
GlaxoSmithKline PLC ADR	1,142,381	54,195

		1,090,842

TOTAL INTERNATIONAL		6,666,230

TOTAL COMMON STOCKS
(Cost $13,590,994)		21,934,918

TEMPORARY CASH INVESTMENTS (11.2%)

Money Market Fund (0.9%)
Vanguard Market
Liquidity Fund,
3.267%**-Note G	222,463,252	222,463

	Face
	Amount
	(000)

Commercial Paper (1.7%)
General Electric Capital Corp.
3.495%-3.512%, 9/29/2005	$420,000	417,605

Repurchase Agreements (8.6%)
Bank of America
3.300%, 8/1/2005
(Dated 7/29/2005,
Repurchase Value $509,940,000
collateralized by Federal
National Mortgage Assn
5.000%, 6/1/2035)	509,800	509,800
Goldman Sachs & Co.
3.310%, 8/1/2005
(Dated 7/29/2005,
Repurchase Value $828,028,000
collateralized by Federal National
Mortgage Assn
4.000%-7.000%, 3/1/2017-
7/1/2035)	827,800	827,800
JPMorgan Securities Inc.
3.310%, 8/1/2005
(Dated 7/29/2005,
Repurchase Value $421,016,000
collateralized by Federal National
Mortgage Assn
4.500%-6.000%, 5/1/2018-
7/1/2035)	$420,900	$420,900
SBC Warburg Dillon Read
3.310%, 8/1/2005
(Dated 7/29/2005,
Repurchase Value $333,092,000
collateralized by Federal National
Mortgage Assn
4.000%-10.500%, 7/1/2006-
5/1/2035, Federal Home
Loan Mortgage Corp.,
4.000%-9.500%,
6/1/2008-2/1/2051)	333,000	333,000

		2,091,500

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,731,568)		2,731,568

TOTAL INVESTMENTS (101.0%)
(Cost $16,322,562)		24,666,486

OTHER ASSETS AND
LIABILITIES-NET (-1.0%)		(238,094)

NET ASSETS (100.0%)		$24,428,392

^See Note A in Notes to Financial Statements.
*Non-income-producing securities.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.See Note I in Notes to Financial Statements.
ADR—American Depositary Receipt.

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in Securities, at Value	$24,666,486
Other Assets—Note C	80,437

Total Assets	24,746,923

Liabilities
Security Lending Collateral
Payable to Brokers—Note G	222,463
Other Liabilities	96,068

Total Liabilities	318,531

NET ASSETS (100%)	$24,428,392

12

Amount (000)
AT JULY 31, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$15,548,489
Undistributed Net Investment Income	125,258
Accumulated Net Realized Gains	410,792
Unrealized Appreciation (Depreciation)
Investment Securities	8,343,924
Foreign Currencies	(71)

NET ASSETS	$24,428,392

Investor Shares—Net Assets
Applicable to 140,358,131 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$19,216,662

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$136.91

Admiral Shares—Net Assets
Applicable to 90,180,448 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$5,211,730

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$57.79

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

13

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Health Care Fund Six Months Ended July 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends*†	$143,119
Interest	31,716
Security Lending	3,281

Total Income	178,116

Expenses
Investment Advisory Fees—Note B	6,911
The Vanguard Group—Note C
Management and Administrative
Investor Shares	16,688
Admiral Shares	1,223
Marketing and Distribution
Investor Shares	1,174
Admiral Shares	157
Custodian Fees	829
Shareholders' Reports
Investor Shares	81
Admiral Shares	2
Trustees' Fees and Expenses	14

Total Expenses	27,079
Expenses Paid Indirectly—Note D	(287)

Net Expenses	26,792

NET INVESTMENT INCOME	151,324

REALIZED NET GAIN (LOSS)
Investment Securities Sold†	410,877
Foreign Currencies	(522)

REALIZED NET GAIN (LOSS)	410,355

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	2,042,634
Foreign Currencies	(70)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	2,042,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,604,243

*Dividends are net of foreign withholding taxes of $10,224,000. †Dividend income and realized net gain (loss) from affiliated companies were $2,936,000 and 40,013,000, respectively.

14

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Health Care Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$151,324	$220,642
Realized Net Gain (Loss)	410,355	826,944
Change in Unrealized Appreciation (Depreciation)	2,042,564	(256,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,604,243	791,487

Distributions
Net Investment Income
Investor Shares	(20,295)	(167,039)
Admiral Shares	(3,289)	(26,443)
Realized Capital Gain*
Investor Shares	(214,791)	(599,164)
Admiral Shares	(32,340)	(86,277)

Total Distributions	(270,715)	(878,923)

Capital Share Transactions—Note H
Investor Shares	(1,851,922)	823,467
Admiral Shares	2,040,582	338,599

Net Increase (Decrease) from Capital Share Transactions	188,660	1,162,066

Total Increase (Decrease)	2,522,188	1,074,630

Net Assets
Beginning of Period	21,906,204	20,831,574

End of Period	$24,428,392	$21,906,204

*Includes fiscal 2006 and 2005 short-term gain distributions totaling $15,390,000 and $44,435,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

15

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Health Care Fund Investor Shares
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$123.84	$124.29	$ 94.35	$115.01	$123.04	$ 98.83
Investment Operations
Net Investment Income	.830	1.272	.960	.947	.980	1.16
Net Realized and Unrealized Gain (Loss)
on Investments*	13.769	3.385	30.078	(14.124)	(2.516)	40.05

Total from Investment Operations	14.599	4.657	31.038	(13.177)	(1.536)	41.21

Distributions
Dividends from Net Investment Income	(.132)	(1.112)	(.995)	(.955)	(1.030)	(1.07)
Distributions from Realized Capital Gains	(1.397)	(3.995)	(.103)	(6.528)	(5.464)	(15.93)

Total Distributions	(1.529)	(5.107)	(1.098)	(7.483)	(6.494)	(17.00)

Net Asset Value, End of Period	$136.91	$123.84	$124.29	$94.35	$115.01	$123.04

Total Return**	11.90%	3.76%	32.99%	-11.65%	-1.11%	43.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,217	$19,087	$18,340	$13,506	$15,981	$17,242
Ratio of Total Expenses to Average Net Assets	0.25%†	0.22%	0.28%	0.29%	0.31%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.31%†	1.02%	0.91%	0.86%	0.84%	1.03%
Portfolio Turnover Rate	8%†	13%	13%	25%	13%	21%

*Includes increases from redemption fees of $.01, $.04, $.02, $.04, $.03, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years.
† Annualized.

16

Health Care Fund Admiral Shares
	Six Months Ended July 31,	Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$52.25	$52.44	$39.80	$48.52	$50.00
Investment Operations
Net Investment Income	.38	.576	.447	.436	.066
Net Realized and Unrealized Gain (Loss) on Investments**	5.81	1.431	12.696	(5.963)	.542

Total from Investment Operations	6.19	2.007	13.143	(5.527)	.608

Distributions
Dividends from Net Investment Income	(.06)	(.511)	(.460)	(.438)	(.390)
Distributions from Realized Capital Gains	(.59)	(1.686)	(.043)	(2.755)	(1.698)

Total Distributions	(.65)	(2.197)	(.503)	(3.193)	(2.088)

Net Asset Value, End of Period	$57.79	$52.25	$52.44	$39.80	$48.52

Total Return†	11.96%	3.84%	33.12%	-11.58%	1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,212	$2,819	$2,492	$1,620	$1,631
Ratio of Total Expenses to Average Net Assets	0.15%††	0.15%	0.19%	0.22%	0.23%††
Ratio of Net Investment Income to Average Net Assets	1.38%††	1.10%	0.98%	0.93%	0.50%††
Portfolio Turnover Rate	8%††	13%	13%	25%	13%

*Inception.
**Includes increases from redemption fees of $.00, $.02, $.01, $.02, and $.01.
†Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

17

NOTES TO FINANCIAL STATEMENTS

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund's fair-value procedures, exchange rates may be adjusted if they change significantly before the fund's pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

7.Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2005, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the fund had contributed capital of $2,949,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 2.95% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2005, these arrangements reduced the fund's management and administrative expenses by $279,000 and custodian fees by $8,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2005, the fund realized net foreign currency losses of $522,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2005, net unrealized appreciation of investment securities for tax purposes was $8,343,924,000, consisting of unrealized gains of $8,492,259,000 on securities that had risen in value since their purchase and $148,335,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2005, the fund purchased $802,357,000 of investment securities and sold $1,135,522,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at July 31, 2005, was $211,801,000, for which the fund received cash collateral of $222,463,000.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

H. Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$713,911	5,538	$2,048,790	16,551
Issued in Lieu of Cash Distributions	224,332	1,793	730,317	5,884
Redeemed*	(2,790,165)	(21,101)	(1,955,640)	(15,864)

Net Increase (Decrease)—Investor Shares	(1,851,922)	(13,770)	823,467	6,571

Admiral Shares
Issued	2,126,073	37,772	487,080	9,298
Issued in Lieu of Cash Distributions	31,376	594	98,778	1,886
Redeemed*	(116,867)	(2,144)	(247,259)	(4,742)

Net Increase (Decrease)—Admiral Shares	2,040,582	36,222	338,599	6,442

*Net of redemption fees of $1,320,000 and $6,791,000 (fund totals).

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Jan. 31, 2005 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Jul. 31, 2005 Market Value
Cephalon, Inc.	$168,795	—	—	—	$143,751
Cerner Corp.	133,335	—	$4,490	—	196,092
Forest Laboratories, Inc.	n/a*	$299,616	—	—	804,512
Haemonetics Corp.	58,305	—	61,475	—	—
Humana Inc.	352,210	—	—	—	409,558
McKesson Corp.	559,005	—	4,127	$1,938	724,500
Owens & Minor, Inc. Holding Co.	62,810	—	—	572	65,208
PAREXEL International Corp.	37,245	—	—	—	31,200
Perrigo Co.	91,278	—	—	426	73,980

	$1,462,983			$2,936	$2,448,801

*At January 31, 2005, the issuer was not an affiliated company of the fund.

20

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2005
Health Care Fund	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,119.05	$1.31
Admiral Shares	1,000.00	1,119.64	0.79

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.05	0.75

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table above are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

21

TRUSTEES APPROVE AMENDED ADVISORY AGREEMENT

The board of trustees of Vanguard Health Care Fund approved an amended investment advisory agreement with Wellington Management Company, LLP, effective May 27, 2005. The amended agreement contains a new advisory fee schedule that increases the advisory fee paid to Wellington Management. The board determined that retaining Wellington Management and amending the fee schedule were in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the amended agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the benefits to shareholders of continuing to retain Wellington Management as the advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm.

The board noted that Wellington Management Company has been the fund’s advisor since the fund’s inception in 1984, and that the firm has over 75 years of investment management experience. The board found that the new advisory fee schedule should benefit the fund and its shareholders because it will help Wellington Management Company retain and build on a stable, talented, and competitive portfolio management team that manages the industry’s largest health care fund. A full discussion of the board’s decision to amend Wellington Management’s advisory agreement, including the terms of the agreement, appeared in the fund’s annual report for the year ended January 31, 2005.

INVESTMENT PERFORMANCE

The board considered the investment performance of the fund in comparison with the fund’s peer group and relevant benchmarks. The trustees found that the fund, under Wellington Management, has consistently outperformed both the Standard & Poor’s Health Sector Index and the fund’s peer group since the fund’s inception.

COST

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement, the fund’s advisory fee remains below the average fee for its peer group. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

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All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
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All rights reserved.
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Q522 092005

Vanguard® REIT Index Fund
July 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
6	FUND PROFILE
7	GLOSSARY OF INVESTMENT TERMS
8	PERFORMANCE SUMMARY
9	FINANCIAL STATEMENTS
20	ABOUT YOUR FUND'S EXPENSES
22	ADVISORY ARRANGEMENT

SUMMARY
•	Vanguard REIT Index Fund gained a bit more than 24% during the six months ended July 31, 2005. This was more than three times the return of the broad stock market.
•	Short-term interest rates continued to climb, while long-term rates largely held steady.
•	Lofty gains were recorded across the real estate spectrum, as malls, apartment buildings, and office properties benefited from economic growth.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.	REIT Index Fund

CHAIRMAN'S LETTER

Dear Shareholder,

During the six months ended July 31, 2005, investors in commercial real estate continued to enjoy gains far above those found in most other parts of the U.S. stock market. Vanguard REIT Index Fund returned just over 24%, more than three times the gain of the overall market. The fund's results were in line with the return of the target index and better than the 21.8% return of the average real estate fund.

Total Returns	Six Months Ended July 31, 2005

Vanguard REIT Index Fund
Investor Shares	24.1%
Admiral Shares	24.2
Institutional Shares	24.2
VIPER Shares
Market Price	24.2
Net Asset Value	24.2
MSCI® US REIT Index*	24.7
Average Real Estate Fund**	21.8
Target REIT Composite†	24.2
Dow Jones Wilshire 5000 Index	7.1

*	Formerly known as the Morgan Stanley REIT Index. The name was changed in June by Morgan Stanley Capital International (MSCI), the index sponsor.
**	Derived from data provided by Lipper Inc.
†	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

The adjacent table shows the total returns (capital change plus reinvested distributions) for the fund’s four share classes, its comparative standards, and the broad market. Details on per-share distributions and changes in the fund’s net asset values appear in the table on page 5.

On July 31, the fund’s share classes yielded 4.2% to 4.3%. (These figures are not comparable to dividends paid by other stock funds, because REITs must distribute at least 90% of their taxable income, minus expenses, to shareholders. The yield figures may also include payments that represent capital gains distributions or a return of capital by the underlying REITs, amounts that are determined by each REIT at the end of its fiscal year.)

1

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares

This class of shares also carries low expenses and is available for a minimum investment of $5 million.

VIPER® Shares

Traded on the American Stock Exchange, VIPERs®(U.S. Pat. No. 6,879,964 B2) are available only through brokers. The table on page 1 shows VIPER returns based on both the AMEX market price and the net asset value for a share.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during the early spring, but then seemed to track the thermometer upward in May, June, and July. The broad market, as measured by the Dow Jones Wilshire 5000 Composite Index, gained 7.1% during the six months. Initially, investors remained cautious even as the U.S. economy drummed forth good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, many felt, by skepticism that economic growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape.

Investors did not show strong preferences among growth and value stocks. Small- and mid-capitalization stocks outperformed those of larger companies during the half-year, continuing recent trends. International stocks outperformed their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3

Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized

2

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates kept rising, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed’s efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply across the maturity spectrum—a signal that inflation fears may have started to trouble bond investors.

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, returned a modest 0.9% during the six months.

The Fed raised the target federal funds rate by one percentage point in four equal steps, bringing it to 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the half-year at 3.39%. The yield of the 10-year Treasury note finished at 4.28%, an increase of 15 basis points (0.15 percentage point) over the six months. The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

Annualized Expense Ratios:* Your fund compared with its peer group
Expense Ratio

REIT Index Fund
Investor Shares	0.21%
Admiral Shares	0.14
Institutional Shares	0.10
VIPER Shares	0.12
Average Real Estate Fund	1.62

*	Fund expense ratios reflect the six months ended July 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

FAVORABLE ECONOMIC CONDITIONS
PROPELLED REITS HIGHER

Like those in the broader market, the stocks of real estate investment trusts struggled early in the half-year. However, the sector rallied strongly from April through June, as prospects for economic growth strengthened and demand for commercial real estate grew. The fund’s six-month gain of a bit more than 24% was slightly behind the return of the MSCI US REIT Index, which does not incur operating or transaction costs or include any cash investments. (The Target REIT Composite, listed in the table on page 1, does reflect an adjustment for cash, which the fund holds for liquidity purposes.)

Much of the real estate market is represented by three types of REITs—those owning apartment buildings, malls, and office buildings. All performed well during the period:

3

•	Apartment buildings benefited from a trend to convert these structures into condominiums. Large cities have experienced a boom in condo sales as low mortgage rates drew more buyers into the market. Equity Residential, the largest apartment REIT in the country and the fund’s third-largest holding, gained 31% during the half-year.

•	Malls generated healthy rental income because consumer spending remained strong. Simon Property Group and General Growth Properties, the largest mall owners in the United States, gained 37% and 47%, respectively. Both stocks are among the fund’s top holdings.

•	Office buildings climbed in value as investor interest rose and vacancy rates declined. Large holdings Boston Properties and Vornado Realty Trust, owners of office space in central business districts, each gained more than 30%.

The sector rallied strongly from April through June, as prospects for economic growth strengthened and demand for commercial real estate grew. Performance was strong across the three major REIT categories: apartment buildings, malls, and office space.

REAL ESTATE INVESTMENTS CARRY REAL RISKS

Much has been written about the booming market for residential housing, but less about the similar boom in demand to own income-producing commercial space. Historically low long-term interest rates have helped fuel both markets. Although the fortunes of a market segment are never clear in advance, it is clear that some of the characteristics of REITs have changed since the real estate boom began. The most notable change has been in yields: Today, these investments pay roughly two-thirds of what the sector yielded in 2001, an indication that the sector’s valuations have risen significantly.

Taken together, the sector’s sensitivity to interest rate changes and its extended bull run constitute a reminder to be cautious. At Vanguard, we encourage investors to rebalance if an investment’s rapid appreciation has pulled an intended allocation out of balance. Also, we remind investors to select a fund on the basis of the role it can play in diversifying a portfolio—not on the basis of its recent return. Modest exposure to the real estate sector may add diversification to the stock portion of your investments, which in turn may enhance your overall portfolio’s long-term performance. However, the impulse to overweight a sector based on its

4

recent outperformance can be counterproductive, potentially harming long-term returns.

Thank you for entrusting your hard-earned money to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 11, 2005

Your Fund's Performance at a Glance			January 31, 2005-July 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends*	Capital Gains	Return of Capital

REIT Index Fund
Investor Shares	$17.20	$20.88	$0.340	$0.069	$0.000
Admiral Shares	73.40	89.12	1.478	0.294	0.000
Institutional Shares	11.36	13.79	0.232	0.046	0.000
VIPER Shares	51.77	62.86	1.050	0.208	0.000

*	The return of capital distribution is determined after the end of the fund's fiscal year. Consequently, part of the income dividend may be eventually classified as a return of capital.

REIT Index Fund VIPER Shares Premium/Discount: September 23, 2004*-July 31, 2005
	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

0-24.9	88	40.93%	122	56.74%
25-49.9	2	0.93	3	1.40
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
> 100.0	0	0.00	0	0.00

Total	90	41.86%	125	58.14%

*	Inception.
**	One basis point equals 1/100th of 1%.

5

As of 7/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both its unmanaged target index and a broad market index. Key terms are defined on page 7.

REIT INDEX FUND
Portfolio Characteristics
	Fund	Target Index*	Broad Index**

Number of Stocks	110	110	4,939
Median Market Cap	$3.9B	$3.8B	$25.9B
Price/Earnings Ratio	41.5x	41.4x	22.1x
Price/Book Ratio	2.6x	2.6x	2.9x
Yield		4.4%	1.6%
Investor Shares	4.2%†
Admiral Shares	4.2%†
Institutional Shares	4.3%†
VIPER Shares	4.3%†
Return on Equity	9.2%	9.2%	18.1%
Earnings Growth Rate	-4.8%	-4.8%	9.6%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	16%††	—	—
Expense Ratio		—	—
Investor Shares	0.21%††
Admiral Shares	0.14%††
Institutional Shares	0.10%††
VIPER Shares	0.12%††
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Target Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.13	1.00
Beta	0.98	1.00	0.43	1.00

Fund Allocation by REIT Type (% of portfolio)
Retail	27%
Office	20
Apartments	18
Industrial	13
Diversified	10
Health Care	5
Hotels	5

Short-Term Reserves	2%

Ten Largest Holdings (% of total net assets)
Simon Property Group, Inc. REIT	5.9%
Equity Office Properties Trust REIT	5.1
Equity Residential REIT	4.1
General Growth Properties Inc. REIT	3.6
Vornado Realty Trust REIT	3.6
Archstone-Smith Trust REIT	3.0
ProLogis REIT	3.0
Boston Properties, Inc. REIT	2.9
Avalonbay Communities, Inc. REIT	2.2
Kimco Realty Corp. REIT	2.2

Top Ten	35.6%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

*	MSCI US REIT Index.
**	Dow Jones Wilshire 5000 Index.
†	This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.	Visit our website at Vanguard.com
††	Annualized.	for regularly updated fund information.

6

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

7

As of 7/31/2005	PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

REIT INDEX FUND

Fiscal-Year Total Returns (%) May 13, 1996–July 31, 2005

*Six months ended July 31, 2005.

Note: See Financial Highlights tables on pages 14–17 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Since Inception
Inception Date		Year	Years	Capital	Income	Total

REIT Index Fund
Investor Shares	5/13/1996	32.18%	19.62%	8.69%	5.82%	14.51%
Admiral Shares	11/12/2001	32.26	22.30*	—	—	—
Institutional Shares	12/2/2003	32.32	24.91*	—	—	—
VIPER Shares	9/23/2004
Market Price		24.17*	—	—	—	—
Net Asset Value		24.37*	—	—	—	—

*Return since inception

8

As of 7/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

REIT Index Fund	Shares	Market Value^ (000)

REAL ESTATE INVESTMENT TRUSTS (98.0%)

Simon Property
Group, Inc. REIT	5,471,338	$436,284
Equity Office Properties
Trust REIT	10,557,929	374,279
Equity Residential REIT	7,452,979	301,100
General Growth
Properties Inc. REIT	5,831,634	268,139
Vornado Realty Trust REIT	3,007,563	266,590
Archstone-Smith Trust REIT	5,223,094	221,981
ProLogis REIT	4,807,921	219,049
Boston Properties, Inc. REIT	2,853,518	217,295
Avalonbay
Communities, Inc. REIT	1,889,880	165,478
Kimco Realty Corp. REIT	2,498,354	164,042
Host Marriott Corp. REIT	8,700,295	162,261
Public Storage, Inc. REIT	2,196,130	146,592
Developers Diversified
Realty Corp. REIT	2,684,414	130,650
Duke Realty Corp. REIT	3,727,998	$126,603
Apartment Investment &
Management Co.
Class A REIT	2,477,910	109,028
The Macerich Co. REIT	1,549,674	108,818
Regency Centers Corp. REIT	1,747,069	107,794
Liberty Property Trust REIT	2,238,879	100,481
AMB Property Corp. REIT	2,168,487	99,729
Catellus Development
Corp. REIT	2,701,120	97,456
Health Care Properties
Investors REIT	3,478,011	96,897
Mills Corp. REIT	1,432,877	93,223
United Dominion Realty
Trust REIT	3,571,906	90,905
Federal Realty Investment
Trust REIT	1,362,476	88,983
Weingarten Realty
Investors REIT	2,208,754	86,760

9

REIT Index Fund	Shares	Market Value^ (000)

Hospitality Properties
Trust REIT	1,780,922	$79,073
Ventas, Inc. REIT	2,418,854	78,105
Mack-Cali Realty Corp. REIT	1,591,131	76,231
Camden Property Trust REIT	1,377,826	76,166
SL Green Realty Corp. REIT	1,068,656	74,485
Reckson Associates Realty
Corp. REIT	2,105,331	73,939
Pan Pacific Retail
Properties, Inc. REIT	1,059,524	73,648
New Plan Excel Realty
Trust REIT	2,683,442	73,473
CBL & Associates
Properties, Inc. REIT	1,551,112	71,165
Arden Realty Group, Inc. REIT	1,716,758	68,550
HRPT Properties Trust REIT	5,223,997	67,337
BRE Properties Inc.
Class A REIT	1,318,221	59,188
Shurgard Storage Centers, Inc.
Class A REIT	1,215,403	57,002
CenterPoint Properties
Corp. REIT	1,274,385	55,895
CarrAmerica Realty Corp. REIT	1,435,416	55,752
Health Care Inc. REIT	1,370,388	53,582
Trizec Properties, Inc. REIT	2,386,482	52,431
Essex Property Trust, Inc. REIT	570,078	52,367
Realty Income Corp. REIT	2,073,282	51,811
Healthcare Realty
Trust Inc. REIT	1,247,119	50,957
Colonial Properties Trust REIT	1,056,752	50,111
American Financial Realty
Trust REIT	3,354,072	48,299
Crescent Real Estate, Inc. REIT	2,469,345	48,202
Capital Automotive REIT	1,194,350	46,902
Pennsylvania REIT	943,782	46,160
First Industrial Realty
Trust REIT	1,116,927	46,107
Brandywine Realty Trust REIT	1,400,291	45,369
Prentiss Properties Trust REIT	1,116,711	45,193
Taubman Co. REIT	1,270,656	45,159
Alexandria Real Estate
Equities, Inc. REIT	546,136	43,937
Nationwide Health
Properties, Inc. REIT	1,748,963	43,864
Post Properties, Inc. REIT	997,560	39,813
Kilroy Realty Corp. REIT	745,926	38,863
Home Properties, Inc. REIT	832,072	38,092
Highwood Properties, Inc. REIT	1,193,734	37,782
Washington REIT	1,098,077	35,303
Maguire Properties, Inc. REIT	1,130,952	33,872
Gables Residential Trust REIT	765,803	33,259
Lexington Corporate
Properties Trust REIT	1,350,315	$32,381
Cousins Properties, Inc. REIT	982,206	32,020
Senior Housing Properties
Trust REIT	1,611,657	31,782
Corporate Office Properties
Trust, Inc. REIT	911,252	30,682
BioMed Realty Trust, Inc. REIT	1,165,923	29,649
Inland Real Estate Corp. REIT	1,664,071	27,607
Entertainment Properties
Trust REIT	601,921	27,417
LaSalle Hotel Properties REIT	781,445	27,210
Glimcher Realty Trust REIT	930,076	26,833
Commercial Net Lease
Realty REIT	1,290,769	26,783
Equity Lifestyle
Properties, Inc. REIT	573,037	25,254
EastGroup Properties, Inc. REIT	572,137	24,831
Sunstone Hotel
Investors, Inc. REIT	932,289	24,109
Mid-America Apartment
Communities, Inc. REIT	485,046	23,355
Heritage Property Investment
Trust REIT	613,171	22,810
Equity One, Inc. REIT	955,478	22,740
CRT Properties, Inc. REIT	816,084	22,540
AMLI Residential Properties
Trust REIT	663,836	21,435
*FelCor Lodging Trust, Inc. REIT	1,329,338	20,671
Tanger Factory Outlet
Centers, Inc. REIT	717,295	20,658
Sovran Self Storage, Inc. REIT	412,412	19,924
PS Business Parks, Inc. REIT	427,561	19,852
Parkway Properties Inc. REIT	367,576	19,684
*MeriStar Hospitality Corp. REIT	2,170,090	19,357
Glenborough Realty
Trust, Inc. REIT	894,284	18,744
Equity Inns, Inc. REIT	1,395,144	18,737
Omega Healthcare
Investors, Inc. REIT	1,330,913	18,566
Spirit Finance Corp. REIT	1,497,151	17,606
Innkeepers USA Trust REIT	1,096,337	16,851
Sun Communities, Inc. REIT	454,111	15,826
U-Store-It Trust REIT	780,513	15,727
Getty Realty Holding Corp. REIT	483,946	14,533
Acadia Realty Trust REIT	696,479	13,233
Ramco-Gershenson Properties
Trust REIT	440,070	13,114
Highland Hospitality Corp. REIT	1,045,846	12,655
Town & Country Trust REIT	433,178	12,579
GMH Communities Trust REIT	792,979	11,887

10

	Shares	Market Value^ (000)

Strategic Hotel Capital, Inc. REIT	589,009	$11,162
Investors Real Estate Trust REIT	1,092,355	10,995
Urstadt Biddle Properties
Class A REIT	583,721	10,916
Trustreet Properties, Inc. REIT	601,978	10,559
Saul Centers, Inc. REIT	278,546	10,529
Universal Health Realty
Income REIT	291,995	10,284
Extra Space Storage Inc. REIT	611,247	9,866
Bedford Property
Investors, Inc. REIT	405,552	9,267
Affordable Residential
Communities REIT	694,619	9,086
Urstadt Biddle Properties REIT	241	4

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,764,416)		7,240,171

TEMPORARY CASH INVESTMENTS (2.6%)
Vanguard Market
Liquidity Fund
3.267	154,320,757	154,321
Vanguard Market
Liquidity Fund
3.267%**—Note E	41,825,000	41,825

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $196,146)		196,146

TOTAL INVESTMENTS (100.6%)
(Cost $4,960,562)		7,436,317

OTHER ASSETS AND LIABILITIES (-0.6%)

Other Assets—Note B		23,066
Liabilities—Note E		(68,228)

		(45,162)

NET ASSETS (100%)		$7,391,155

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$4,897,851
Overdistributed Net Investment Income	(15,330)
Accumulated Net Realized Gains	32,879
Unrealized Appreciation	2,475,755

NET ASSETS	$7,391,155

Investor Shares—Net Assets
Applicable to 238,089,266 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,972,060

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$20.88

Admiral Shares—Net Assets
Applicable to 17,339,913 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,545,302

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$89.12

Institutional Shares—Net Assets
Applicable to 38,122,338 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$525,770

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$13.79

VIPER Shares—Net Assets
Applicable to 5,536,344 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$348,023

NET ASSET VALUE PER SHARE—
VIPER SHARES	$62.86

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

REIT Index Fund Six Months Ended July 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$109,698
Interest	1,731
Security Lending	102

Total Income	111,531

Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative
Investor Shares	4,250
Admiral Shares	624
Institutional Shares	152
VIPER Shares	133
Marketing and Distribution
Investor Shares	383
Admiral Shares	87
Institutional Shares	28
VIPER Shares	19
Custodian Fees	33
Shareholders' Reports
Investor Shares	58
Admiral Shares	1
Institutional Shares	—
VIPER Shares	—
Trustees' Fees and Expenses	4

Total Expenses	5,843

NET INVESTMENT INCOME	105,688

REALIZED NET GAIN (LOSS)
Investment Securities Sold	20,480
Capital Gain Distributions Received	17,322

REALIZED NET GAIN (LOSS)	37,802

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	1,259,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,403,130

12

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	REIT Index Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$105,688	$169,931
Realized Net Gain (Loss)	37,802	175,328
Change in Unrealized Appreciation (Depreciation)	1,259,640	305,601

Net Increase (Decrease) in Net Assets Resulting from Operations	1,403,130	650,860

Distributions
Net Investment Income
Investor Shares	(84,691)	(133,067)
Admiral Shares	(19,277)	(29,018)
Institutional Shares	(7,755)	(6,973)
VIPER Shares	(5,135)	(2,066)
Realized Capital Gain*
Investor Shares	(17,365)	(91,658)
Admiral Shares	(3,730)	(19,787)
Institutional Shares	(1,214)	(5,056)
VIPER Shares	(876)	(1,780)
Return of Capital
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
VIPER Shares	—	—

Total Distributions	(140,043)	(289,405)

Capital Share Transactions—Note F
Investor Shares	(254,336)	647,579
Admiral Shares	391,198	134,382
Institutional Shares	150,578	221,981
VIPER Shares	95,237	202,044

Net Increase (Decrease) from Capital Share Transactions	382,677	1,205,986

Total Increase (Decrease)	1,645,764	1,567,441

Net Assets
Beginning of Period	5,745,391	4,177,950

End of Period	$7,391,155	$5,745,391

*	Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $9,910,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

13

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

REIT Index Fund Investor Shares
Six Months Ended		Year Ended January 31,
For a Share Outstanding Throughout Each Period	July 31, 2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$17.20	$15.83	$11.52	$12.10	$11.61	$9.91

Investment Operations
Net Investment Income	.309	.563	.579	.606	.631	.642
Net Realized and Unrealized Gain (Loss) on Investments*	3.780	1.759	4.511	(.426)	.669	1.878

Total from Investment Operations	4.089	2.322	5.090	.180	1.300	2.520

Distributions
Dividends from Net Investment Income	(.340)	(.565)	(.678)	(.667)	(.631)	(.644)
Distributions from Realized Capital Gains	(.069)	(.387)	—	—	—	—
Return of Capital	—	—	(.102)	(.093)	(.179)	(.176)

Total Distributions	(.409)	(.952)	(.780)	(.760)	(.810)	(.820)

Net Asset Value, End of Period	$20.88	$17.20	$15.83	$11.52	$12.10	$11.61

Total Return**	24.15%	14.78%	45.39%	1.20%	11.59%	26.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,972	$4,311	$3,383	$1,734	$1,270	$1,092
Ratio of Total Expenses to Average Net Assets	0.21%†	0.21%	0.24%	0.27%	0.28%	0.33%
Ratio of Net Investment Income to
Average Net Assets	3.35%†	3.44%	4.10%	4.90%	5.35%	5.73%
Portfolio Turnover Rate††	16%†	13%	7%	12%	10%	14%

*	Includes increases from redemption fees of $.00, $.01, $.00, $.01, $.00, and $.00.
**	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†	Annualized.
††	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

14

REIT Index Fund Admiral Shares
Six Months Ended		Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	July 31, 2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$73.40	$67.56	$49.14	$51.65	$50.00

Investment Operations
Net Investment Income	1.347	2.437	2.508	2.619	.494
Net Realized and Unrealized Gain (Loss) on Investments**	16.145	7.494	19.279	(1.854)	2.401

Total from Investment Operations	17.492	9.931	21.787	.765	2.895

Distributions
Dividends from Net Investment Income	(1.478)	(2.439)	(2.931)	(2.878)	(.970)
Distributions from Realized Capital Gains	(.294)	(1.652)	—	—	—
Return of Capital	—	—	(.436)	(.397)	(.275)

Total Distributions	(1.772)	(4.091)	(3.367)	(3.275)	(1.245)

Net Asset Value, End of Period	$89.12	$73.40	$67.56	$49.14	$51.65

Total Return†	24.21%	14.82%	45.57%	1.19%	5.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,545	$938	$733	$320	$166
Ratio of Total Expenses to Average Net Assets	0.14%††	0.16%	0.18%	0.21%	0.23%††
Ratio of Net Investment Income to Average Net Assets	3.42%††	3.49%	4.16%	4.99%	5.27%††
Portfolio Turnover Rate‡	16%††	13%	7%	12%	10%

*	Inception.
**	Includes increases from redemption fees of $.01, $.04, $.01, $.03, and $.01.
†	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
††	Annualized.
‡	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

15

FINANCIAL HIGHLIGHTS (CONTINUED)

REIT Index Fund Institutional Shares
For a Share Outstanding Throughout Each Period	Six Months Ended July 31, 2005	Year Ended Jan. 31, 2005	Dec. 2, 2003* to Jan. 31, 2004

Net Asset Value, Beginning of Period	$11.36	$10.46	$10.00

Investment Operations
Net Investment Income	.211	.381	.065
Net Realized and Unrealized Gain (Loss) on Investments	2.497	1.156	.575

Total from Investment Operations	2.708	1.537	.640

Distributions
Dividends from Net Investment Income	(.232)	(.381)	(.157)
Distributions from Realized Capital Gains	(.046)	(.256)	—
Return of Capital	—	—	(.023)

Total Distributions	(.278)	(.637)	(.180)

Net Asset Value, End of Period	$13.79	$11.36	$10.46

Total Return**	24.22%	14.81%	6.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$526	$297	$63
Ratio of Total Expenses to Average Net Assets	0.10%†	0.13%	0.15%†
Ratio of Net Investment Income to Average Net Assets	3.46%†	3.52%	4.19%†
Portfolio Turnover Rate††	16%†	13%	7%

*	Inception.
**	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†	Annualized.
††	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

16

REIT Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended July 31, 2005	Sep. 23, 2004* to Jan. 31, 2005

Net Asset Value, Beginning of Period	$51.77	$49.41

Investment Operations
Net Investment Income	.956	.665
Net Realized and Unrealized Gain (Loss) on Investments**	11.392	2.965

Total from Investment Operations	12.348	3.630

Distributions
Dividends from Net Investment Income	(1.050)	(.682)
Distributions from Realized Capital Gains	(.208)	(.588)
Return of Capital	—	—

Total Distributions	(1.258)	(1.270)

Net Asset Value, End of Period	$62.86	$51.77

Total Return	24.23%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$348	$198
Ratio of Total Expenses to Average Net Assets	0.12%†	0.18%†
Ratio of Net Investment Income to Average Net Assets	3.44%†	3.47%†
Portfolio Turnover Rate††	16%†	13%

*	Inception.
**	Includes increases from redemption fees of $.01 and $.00.
†	Annualized.
††	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

17

NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.	Distributions: Distributions to shareholders are recorded on the ex-dividend date. Quarterly income dividends declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.	Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods

18

approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the fund had contributed capital of $852,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.85% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2005, the fund realized $2,735,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At July 31, 2005, net unrealized appreciation of investment securities for tax purposes was $2,475,755,000, consisting of unrealized gains of $2,485,866,000 on securities that had risen in value since their purchase and $10,111,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended July 31, 2005, the fund purchased $852,996,000 of investment securities and sold $515,885,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at July 31, 2005, was $40,512,000, for which the fund received cash collateral of $41,825,000.

F. Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$659,554	35,471	$1,597,644	95,859
Issued in Lieu of Cash Distributions	92,617	5,110	198,988	11,519
Redeemed*	(1,006,507)	(53,175)	(1,149,053)	(70,356)

Net Increase (Decrease)—Investor Shares	(254,336)	(12,594)	647,579	37,022

Admiral Shares
Issued	651,979	7,836	421,607	5,982
Issued in Lieu of Cash Distributions	18,348	237	36,367	493
Redeemed*	(279,129)	(3,518)	(323,592)	(4,535)

Net Increase (Decrease)—Admiral Shares	391,198	4,555	134,382	1,940

Institutional Shares
Issued	179,726	14,261	232,928	21,078
Issued in Lieu of Cash Distributions	8,211	680	10,765	919
Redeemed*	(37,359)	(3,002)	(21,712)	(1,804)

Net Increase (Decrease)—Institutional Shares	150,578	11,939	221,981	20,193

VIPER Shares
Issued	100,679	1,808	202,044	3,828
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed*	(5,442)	(100)	—	—
Net Increase (Decrease)—VIPER Shares	95,237	1,708	202,044	3,828

*Net of redemption fees of $991,000 and $3,047,000, respectively (fund totals)

19

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2005
REIT Index Fund	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,241.48	$1.17
Admiral Shares	1,000.00	1,242.13	0.78
Institutional Shares	1,000.00	1,242.25	0.56
VIPER Shares	1,000.00	1,242.32	0.67

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.05
Admiral Shares	1,000.00	1,024.10	0.70
Institutional Shares	1,000.00	1,024.30	0.50
VIPER Shares	1,000.00	1,024.20	0.60

*	These calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.21% for Investor Shares, 0.14% for Admiral Shares, 0.10% for Institutional Shares, and 0.12% for VIPER Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

21

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short-and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $600 billion in assets (stocks and bonds). Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its benchmark and peer group. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, VIPER, VIPERs, and the ship logo are trademarks of The Vanguard Group, Inc.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1232 092005

Vanguard® Dividend Growth Fund

July 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  5 ADVISOR'S REPORT
  8 FUND PROFILE
  9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 FINANCIAL STATEMENTS
18 ABOUT YOUR FUND'S EXPENSES
19 ADVISORY AGREEMENT

SUMMARY

• Vanguard Dividend Growth Fund posted a 4.2% gain during the six months ended July 31, 2005, lagging the returns of its comparative measures.
• Despite positive economic news, the broad U.S. stock market faltered during the first months of the period before recovering. Smaller stocks did best.
• The fund benefited from strong returns in the health care, integrated oils, and utilities sectors, while poor performance in the materials & processing, consumer discretionary, and financial services sectors hurt the overall result.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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C H A I R M A N’S L E T T E R

Dear Shareholder,

During the six months ended July 31, 2005, Vanguard Dividend Growth Fund returned 4.2%, driven by the strong performance of integrated oils and health care holdings but restrained somewhat by weakness among stocks in other industries. The fund’s gain trailed those of the Russell 1000 Index, a measure of large- and mid-capitalization stocks, and the Dow Jones Wilshire 5000 Composite Index, reflecting the broad U.S. stock market. The fund’s result was also shy of the average return of large-cap core mutual funds.

Total Returns	Six Months Ended July 31, 2005

Vanguard Dividend Growth Fund	4.2%
Russell 1000 Index	6.7
Average Large-Cap Core Fund*	4.9
Dow Jones Wilshire 5000 Index	7.1

*Derived from data provided by Lipper Inc.

The adjacent table presents the six-month total returns (capital change plus reinvested distributions) for the fund and its comparative standards. Details on the fund’s change in net asset value and its per-share distributions appear in the table on page 4.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during the early spring, but then seemed to track the thermometer upward in May, June, and July. Initially, investors remained cautious even as the U.S. economy drummed out good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, many felt, by skepticism that economic growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape.

1

Investors did not show strong preferences among growth and value stocks. Small- and mid-cap stocks outperformed those of larger companies during the half-year, continuing recent trends. International stocks outperformed their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates continued to rise, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed’s efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply across the maturity spectrum—a signal that inflation fears may have started to trouble bond investors.

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, returned a modest 0.9% for the six months.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3

Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized

The Fed raised the target federal funds rate by one percentage point in four equal steps, leaving it at 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the half-year at 3.39%. The yield of the 10-year Treasury note finished at 4.28%, an increase of 15 basis points (0.15 percentage point) over the six months. The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

THE FUND’S HOLDINGS PRODUCED MIXED RESULTS

Vanguard Dividend Growth Fund takes a hard look at a company’s potential to increase its earnings and dividends over time, as well as at the stock’s current yield. At the end of July, the fund’s yield was higher than that of the broad market, and its portfolio was broadly diversified

2

across industries—a contrast with some competitors, which tend to invest more heavily in higher-yielding sectors such as utilities and financial services. Of the 81 stocks owned by the fund during the half-year, 46 increased their dividend payments in the period.

During the period, the fund earned some of its better returns in traditionally dividend-rich sectors, including health care, integrated oils, and utilities. The fund also earned strong returns from technology stocks, a sector in which bellwether companies such as Microsoft have started to place more emphasis on dividends.

Annualized Expense Ratios:* Your fund compared with its peer group	Expense Ratio

Dividend Growth Fund	0.38%
Average Large-Cap Core Fund	1.45

*Fund expense ratio reflects the six months ended July 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund’s weaker performers were an eclectic group, including the consumer discretionary, materials & processing, and financial services sectors. The only unifying theme was that the results of the fund’s holdings in these groups lagged the returns of the index sectors. Within the consumer discretionary group, the drag on performance occurred in two key areas: retail and media companies. In the materials & processing sector, the fund held concentrated positions in five stocks, and four of them posted negative returns. The fund’s financial services stocks, a large weighting, produced essentially flat performance overall.

Relative to its competitors, the fund benefited during the half-year from its significantly lower expenses (more than a full percentage point less than the average expense ratio for its peer group). You can read more about the fund’s performance and positioning in the Advisor’s Report, which begins on page 5.

THE FUND’S STRATEGY IS BUILT ON SOUND PRINCIPLES

The Dividend Growth Fund’s investment strategy is built on some important principles that you can use in the management of your own portfolio. For example, the fund’s advisor emphasizes companies characterized by a steady, balanced approach to generating long-term earnings and dividend growth. The same kind of emphasis on balance, steadiness, and the long term can help you reach your own financial goals. If you keep your investment expenses low and hold fast to a long-term investment program that includes diversified stock, bond,

3

and money market funds, you’ll be well positioned to experience steady growth over time. Vanguard Dividend Growth Fund can play an important role in such a strategy.

Thank you for entrusting your hard-earned assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFCER

AUGUST 11, 2005

Your Fund's Performance at a Glance			January 31, 2005-July 31, 2005 Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Dividend Growth Fund	$11.89	$12.27	$0.12	$0.00

4

ADVISOR’S REPORT

During the six months ended July 31, 2005, Vanguard Dividend Growth Fund returned 4.2%. Large- and mid-capitalization stocks, as measured by the Russell 1000 Index, returned 6.7% in the period, while the average return of large-cap core mutual funds was 4.9%.

THE INVESTMENT ENVIRONMENT

The stock market began the fiscal half-year on a weak note, but recovered as investors took heart from the continued resiliency in consumer spending, continued job growth, and rising personal incomes. The market strength was noteworthy, given high energy prices, the prospect of accelerating inflation, and the potential for a slowing of the economy. In the end, the market advance was relatively broad-based: All sectors posted positive returns, with particular strength in the energy, utilities, and health care sectors. (Please note that we refer to sectors as defined by the Global Industry Classification Standard, not the Russell sectors used elsewhere in this report.) The persistently high energy prices and ongoing increases in short-term interest rates led to concerns that industrial spending might slow, a possibility that limited gains in the industrials and materials sectors.

Investment Philosophy

The advisor believes that the fund can provide current income and long-term growth of capital and income by investing in a diversified portfolio of stocks that have excellent prospects for maintaining dividend payments and increasing earnings and dividends over time.

It has been two years since President Bush signed the legislation that reduced the double taxation of dividend income, and the number of dividend-paying companies—formerly in decline—is now on a solid upward trend. In the six months ended July 31, the dividend actions taken by companies within the Russell 1000 Index and the fund continued to reinforce our optimism that corporate managements will pay attention to dividends as an important method of returning capital to shareholders. The market’s dividend growth in calendar 2005 should be approximately 12%, in line with that in 2004 and more than twice the long-term dividend growth rate of 4% to 5%. We remain confident that steadily growing dividends will be a key contributor to the fund’s total return over the long term.

5

THE FUND’S SUCCESSES

The fund’s overweighted position in health care and underweighted position in information technology relative to the Russell 1000 Index benefited performance in the period, as did individual holdings in the consumer staples, industrials, information technology, and utilities sectors. Holdings that performed well included ConocoPhillips, Motorola, Exelon, Safeway, AstraZeneca Group, Baxter International, Caterpillar, Wyeth, Hewlett-Packard, and Total.

Companies whose stocks represent almost 60% of the fund’s assets raised their dividends during the half-year, with an average increase of 22%. ConocoPhillips, Boeing, United Technologies, Carnival, TJX, American International Group, Intel, and Vodafone Group had dividend increases of more than 20%. Notably, a number of companies boosted their dividends for the first time in several years—among them DuPont, Weyerhaeuser, Honeywell, Cooper Industries, Gap, Merrill Lynch, and Verizon Communications—signaling managements’ intention to resume strong dividend growth in the future. In addition, Safeway paid a dividend for the first time, reflecting growing cash flows and a strengthened balance sheet.

THE FUND’S SHORTFALLS

The fund underperformed the Russell 1000 Index by 250 basis points for the six-month period. The fund’s overweighted positions in the industrials and materials sectors detracted from performance. As mentioned previously, these areas lagged the broad market. Also, in spite of the winners mentioned above, our stock-picking was disappointing overall. The fund’s holdings in consumer discretionary companies (particularly retailers), materials companies, and financial firms detracted from performance.

THE FUND’S POSITIONING

The current macroeconomic environment appears generally positive, supported by steady consumer spending, business spending on equipment, and strong productivity growth. Economic growth expectations remain above 3% for the remainder of 2005 and for 2006. Consumer confidence has been supported by steady job growth and broad hiring across sectors, wage growth, a historically low unemployment rate, and ongoing expansion in the housing market.

6

We continue to be cautiously optimistic. The Federal Reserve Board raised the target for short-term interest rates four consecutive times since June 2004 (and then again on August 9), and will likely continue modest increases to temper any inflation concerns. Corporate earnings should continue their upward trend, albeit at a slower pace. The biggest risk to the outlook continues to be rising long-term interest rates and high energy prices.

We remain confident in the profit-growth and cash-flow-generation potential of the fund’s holdings through the end of the decade. We continue to invest in companies with solid franchises and competitive positions that are reinvesting in their businesses and are poised to deliver steady earnings, cash-flow, and dividend growth despite near-term economic fluctuations and interest rate movements. Fund holdings in the energy, materials, and industrials sectors reflect our belief that economic growth will be steady in the next 18 months or so. Holdings in the consumer discretionary area reflect an expectation of modest growth, with strong cash-flow generation at attractive valuations. The fund’s health care holdings are attractively valued companies with solid balance sheets and cash flows, a strong commitment to dividends, and prospects for improved product introductions. Finally, holdings in the financials sector stand to benefit from continued steady capital markets, housing, and credit trends.

Minerva Butler, VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 2, 2005

7

FUND PROFILE

As of 7/31/2005 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

DIVIDEND GROWTH FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	72	997	4,939
Median Market Cap	$51.9B	$36.8B	$25.9B
Price/Earnings Ratio	17.2x	18.9x	22.1x
Price/Book Ratio	3.0x	2.9x	2.9x
Yield	1.8%	1.7%	1.6%
Return on Equity	21.6%	18.9%	18.1%
Earnings Growth Rate	8.9%	11.4%	9.6%
Foreign Holdings	7.3%	0.0%	1.1%
Turnover Rate	16%†	--	--
Expense Ratio	0.38%†	--	--
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Spliced Index††	Fund	Broad Index**

R-Squared	0.92	1.00	0.88	1.00
Beta	0.85	1.00	0.86	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	0%	2%	3%
Consumer Discretionary	14	15	16
Consumer Staples	8	7	7
Financial Services	15	22	22
Health Care	14	13	12
Integrated Oils	7	5	4
Other Energy	0	3	4
Materials & Processing	6	4	4
Producer Durables	14	4	5
Technology	10	13	13
Utilities	7	8	6
Other	4	4	4

Short-Term Reserves	1%	--	--

*Russell 1000 Index.
**Dow Jones Wilshire 5000 Index.
† Annualized.
†† Dividend Growth Spliced Index (known as Utilities Composite Index prior to December 6, 2002; 100% Russell 1000 Index thereafter).

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	3.4%
(software)
General Electric Co.	2.7
(conglomerate)
Bank of America Corp.	2.6
(banking)
Citigroup, Inc.	2.5
(banking)
Nokia Corp. ADR	2.3
(telecommunications)
Abbott Laboratories	2.2
(pharmaceuticals)
Altria Group, Inc.	2.2
(tobacco)
ConocoPhillips Co.	2.2
(oil)
Merrill Lynch & Co., Inc.	2.1
(financial services)
International Business Machines Corp.	2.1
(computer services)

Top Ten	24.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

PERFORMANCE SUMMARY

As of 7/31/2005     All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

DIVIDEND GROWTH FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

*Prior to December 6, 2002, the fund was known as Utilities Income Fund.
**Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.
† Six months ended July 31, 2005.
Note: See Financial Highlights table on page 15 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Dividend Growth Fund	5/15/1992	6.21%	0.18%	3.18%	3.45%	6.63%

10

As of 7/31/2005    FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Dividend Growth Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.4%)

Auto & Transportation (0.4%)
FedEx Corp.	47,900	$4,028

Consumer Discretionary (13.6%)
TJX Cos., Inc.	645,800	15,183
McDonald's Corp.	477,000	14,868
Home Depot, Inc.	335,600	14,602
Gannett Co., Inc.	188,800	13,775
The McGraw-Hill Cos., Inc.	283,800	13,058
Mattel, Inc.	682,700	12,732
Kimberly-Clark Corp.	180,200	11,490
The Gap, Inc.	527,200	11,129
The Walt Disney Co.	403,900	10,356
Knight Ridder	127,700	7,989
Clear Channel
Communications, Inc.	159,200	5,196
Carnival Corp.	91,300	4,784

		135,162

Consumer Staples (7.6%)
Altria Group, Inc.	323,900	21,688
General Mills, Inc.	329,200	15,604
The Coca-Cola Co.	345,000	15,097
Safeway, Inc.	547,300	13,299
The Procter & Gamble Co.	167,700	9,329

		75,017

Financial Services (15.4%)
Bank of America Corp.	597,800	26,064
Citigroup, Inc.	574,700	24,999
Merrill Lynch & Co., Inc.	355,200	20,879
ACE Ltd.	397,300	18,359
State Street Corp.	280,400	13,947
XL Capital Ltd. Class A	191,800	13,775
Golden West Financial Corp.	196,500	12,796
Automatic Data Processing, Inc.	237,200	10,534
American Express Co.	130,700	7,188
American International Group, Inc.	67,600	4,070

		152,611

11

Dividend Growth Fund	Shares	Market Value^ (000)

Health Care (14.5%)
Abbott Laboratories	468,800	$21,860
Pfizer Inc.	732,900	19,422
Baxter International, Inc.	492,500	19,340
Wyeth	395,400	18,090
AstraZeneca Group PLC ADR	330,600	15,022
Novartis AG ADR	251,500	12,251
Eli Lilly & Co.	184,000	10,363
Guidant Corp.	145,000	9,976
Becton, Dickinson & Co.	134,600	7,453
Schering-Plough Corp.	305,500	6,360
C.R. Bard, Inc.	58,900	3,934

		144,071

Integrated Oils (7.0%)
ConocoPhillips Co.	344,600	21,569
Total SA ADR	136,700	17,088
ExxonMobil Corp.	271,100	15,927
Chevron Corp.	252,000	14,619

		69,203

Materials & Processing (6.0%)
Weyerhaeuser Co.	215,600	14,872
E.I. du Pont de Nemours & Co.	319,700	13,645
Avery Dennison Corp.	194,800	11,039
Alcoa Inc.	391,900	10,993
International Paper Co.	274,400	8,671

		59,220

Producer Durables (13.6%)
Nokia Corp. ADR	1,460,100	23,289
United Technologies Corp.	377,200	19,124
Lockheed Martin Corp.	260,000	16,224
Pitney Bowes, Inc.	317,800	14,168
Emerson Electric Co.	192,200	12,647
Illinois Tool Works, Inc.	143,800	12,316
Parker Hannifin Corp.	186,100	12,230
Caterpillar, Inc.	222,600	12,000
Cooper Industries, Inc. Class A	108,100	6,981
The Boeing Co.	88,800	5,862

		134,841

Technology (10.4%)
Microsoft Corp.	1,336,900	34,238
International Business
Machines Corp.	248,300	20,723
General Dynamics Corp.	154,700	17,820
Hewlett-Packard Co.	502,300	12,367
Motorola, Inc.	527,500	11,172
Intel Corp.	273,600	7,426

		103,746

Utilities (6.8%)
Exelon Corp.	327,600	17,533
Verizon Communications Inc.	437,700	14,982
Pinnacle West Capital Corp.	293,600	13,447
SBC Communications Inc.	345,000	8,435
FPL Group, Inc.	174,400	7,520
Vodafone Group PLC ADR	199,600	5,156

		67,073

Other (4.1%)
General Electric Co.	770,100	26,568
Honeywell International Inc.	374,000	14,691

		41,259

TOTAL COMMON STOCKS
(Cost $812,004)		986,231

	Face
	Amount
	(000)

TEMPORARY CASH INVESTMENT (0.7%)

Repurchase Agreement
JPMorgan Securities Inc.
2.500%, 8/1/2005
(Dated 7/29/2005,
Repurchase Value $7,201,000,
collateralized by Federal National
Mortgage Assn., 4.500%-9.000%,
4/1/2016-6/1/2035)
(Cost $7,200)	$7,200	7,200

TOTAL INVESTMENTS (100.1%)
(Cost $819,204)		993,431

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets--Note C		2,658
Liabilities		(3,182)

		(524)

NET ASSETS (100%)

Applicable to 80,915,222 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$992,907

NET ASSET VALUE PER SHARE		$12.27

•See Note A in Notes to Financial Statements. ADR—American Depositary Receipt.

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

	Amount (000)	Per Share

Paid-in Capital	$972,123	$12.02
Over distributed Net
Investment Income	(47)	.00
Accumulated Net Realized Losses	(153,396)	(1.90)
Unrealized Appreciation	174,227	2.15

NET ASSETS	$992,907	$12.27

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Dividend Growth Fund Six Months Ended July 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$ 10,705
Interest	215
Security Lending	126

Total Income	11,046

Expenses
Investment Advisory Fees--Note B
Basic Fee	592
Performance Adjustment	87
The Vanguard Group--Note C
Management and Administrative	1,096
Marketing and Distribution	68
Custodian Fees	6
Shareholders' Reports	18
Trustees' Fees and Expenses	1

Total Expenses	1,868
Expenses Paid Indirectly--Note D	(8)

Net Expenses	1,860

NET INVESTMENT INCOME	9,186

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	13,179

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	18,685

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 41,050

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Dividend Growth Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$9,186	$18,152
Realized Net Gain (Loss)	13,179	32,834
Change in Unrealized Appreciation (Depreciation)	18,685	9,195

Net Increase (Decrease) in Net Assets Resulting from Operations	41,050	60,181

Distributions
Net Investment Income	(9,741)	(17,363)
Realized Capital Gain	--	--

Total Distributions	(9,741)	(17,363)

Capital Share Transactions1
Issued	82,752	243,843
Issued in Lieu of Cash Distributions	8,225	14,582
Redeemed	(94,873)	(154,002)

Net Increase (Decrease) from Capital Share Transactions	(3,896)	104,423

Total Increase (Decrease)	27,413	147,241

Net Assets
Beginning of Period	965,494	818,253

End of Period	$992,907	$965,494

1Shares Issued (Redeemed)
Issued	6,837	21,209
Issued in Lieu of Cash Distributions	689	1,242
Redeemed	(7,838)	(13,420)

Net Increase (Decrease) in Shares Outstanding	(312)	9,031

14

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Dividend Growth Fund
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.89	$11.33	$8.48	$11.47	$14.71	$14.93

Investment Operations
Net Investment Income	.11	.23*	.18	.37	.37	.42
Net Realized and Unrealized Gain (Loss)
on Investments	.39	.55	2.86	(2.98)	(2.83)	.62

Total from Investment Operations	.50	.78	3.04	(2.61)	(2.46)	1.04

Distributions
Dividends from Net Investment Income	(.12)	(.22)	(.19)	(.38)	(.37)	(.53)
Distributions from Realized Capital Gains	--	--	--	--	(.41)	(.73)

Total Distributions	(.12)	(.22)	(.19)	(.38)	(.78)	(1.26)

Net Asset Value, End of Period	$12.27	$11.89	$11.33	$8.48	$11.47	$14.71

Total Return	4.23%	6.92%	36.08%	-23.22%	-17.21%	7.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$993	$965	$818	$550	$681	$888
Ratio of Total Expenses to Average Net Assets	0.38%**	0.37%	0.40%	0.34%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.88%**	2.04%*	1.84%	3.57%	2.85%	2.76%
Portfolio Turnover Rate	16%**	20%	23%	104%†	27%	48%

*Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
**Annualized.
† Includes activity related to a change in the fund’s investment objective.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since May 31, 2003, relative to the Russell 1000 Index. For the six months ended July 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.125% of the fund’s average net assets before an increase of $87,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the fund had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses.

16

D. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $7,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. At January 31, 2005, the fund had available realized losses of $166,259,000 to offset future net capital gains of $34,889,000 through January 31, 2010, $65,485,000 through January 31, 2011, $63,349,000 through January 31, 2012, and $2,536,000 through January 31, 2014.

At July 31, 2005, net unrealized appreciation of investment securities for tax purposes was $174,227,000, consisting of unrealized gains of $187,236,000 on securities that had risen in value since their purchase and $13,009,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2005, the fund purchased $84,113,000 of investment securities and sold $76,706,000 of investment securities other than temporary cash investments.

17

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Six Months Ended July 31, 2005
Dividend Growth Fund	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period*

Based on Actual
Fund Return	$1,000.00	$1,042.33	$1.92

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.91	$1.91

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

18

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP, the fund’s investment advisor. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. Portfolio manager Minerva Butler, CFA, has worked in investment management since 1995 and has managed the fund since 2002. Wellington Management manages about $470 billion in assets, including all or part of 16 Vanguard funds.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Wellington Management has carried out its investment strategy in disciplined fashion, and the results provided by Wellington Management have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q572 092005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 21, 2005

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	September 21, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.